                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                        CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-5262
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                             MFS SERIES TRUST VIII
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               (Exact name of registrant as specified in charter)

                500 Boylston Street, Boston, Massachusetts 02116
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              (Address of principal executive offices) (Zip code)

                                Susan S. Newton
                    Massachusetts Financial Services Company
                              500 Boylston Street
                          Boston, Massachusetts 02116
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                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (617) 954-5000
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                      Date of fiscal year end: October 31
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                   Date of reporting period: October 31, 2006
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
ITEM 1. REPORTS TO STOCKHOLDERS.

                                    M F S(R)
                             INVESTMENT MANAGEMENT

[graphic omitted]

                                 Annual report

MFS(R) Strategic Income Fund

LETTER FROM THE CEO                                           1
---------------------------------------------------------------
PORTFOLIO COMPOSITION                                         2
---------------------------------------------------------------
MANAGEMENT REVIEW                                             3
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PERFORMANCE SUMMARY                                           5
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EXPENSE TABLE                                                 8
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PORTFOLIO OF INVESTMENTS                                     10
---------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                          26
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STATEMENT OF OPERATIONS                                      28
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STATEMENTS OF CHANGES IN NET ASSETS                          30
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FINANCIAL HIGHLIGHTS                                         31
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NOTES TO FINANCIAL STATEMENTS                                35
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM      46
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TRUSTEES AND OFFICERS                                        47
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BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT                53
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PROXY VOTING POLICIES AND INFORMATION                        57
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QUARTERLY PORTFOLIO DISCLOSURE                               57
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FEDERAL TAX INFORMATION                                      57
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MFS(R) PRIVACY NOTICE                                        58
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CONTACT INFORMATION                                  BACK COVER
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THE REPORT IS PREPARED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. IT IS
AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

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                      NOT FDIC INSURED o MAY LOSE VALUE o
              NO BANK OR CREDIT UNION GUARANTEE o NOT A DEPOSIT o
          NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF
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                                                                        10/31/06
                                                                         MFO-ANN

[Photo of Robert J. Manning]

LETTER FROM THE CEO

Dear Shareholders:

    What a difference a year can make. By the end of 2005, the Dow Jones Industrial Average had lost value over the course of the year, as stocks were beaten back by a myriad of investor worries, including a spike in oil prices, a rise in interest rates, and political uncertainty in the Middle East.

    Fast forward to 2006, and we have seen a dramatically different picture. While there were some fluctuations in the global markets in the first half of the year, the second half of 2006 has, so far, been good to many investors. Oil prices retreated, boosting consumer confidence, and interest rates have held steady. U.S. stock markets responded favorably to this news, as the Dow reached a record high in October, passing the 12,000 mark.

    What does all of this mean for you? If you're focused on a long-term investment strategy, the high points in the road -- and the bumps -- should not necessarily dictate portfolio action on your part. Markets are inherently cyclical, and we firmly believe that investors who remain committed to a long-term investment strategy are more likely to achieve their goals than those who consistently chase short-term performance.

    At MFS(R), our unique teamwork approach to managing money and our global research platform support an unwavering focus on helping you realize your long-term financial goals. We believe in a three-pronged investment strategy of allocating your holdings across major asset classes, diversifying within each class, and rebalancing regularly. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience -- two traits that are essential to capitalizing on the many opportunities the financial markets can offer.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    December 15, 2006

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

              PORTFOLIO COMPOSITION

              PORTFOLIO STRUCTURE(i)

              Bonds                                      97.3%
              Convertible Preferred Stocks                0.2%
              Cash & Other Net Assets                     2.5%

              FIXED INCOME SECTORS (i)

              High Yield Corporates                      34.9%
              ------------------------------------------------
              High Grade Corporates                      17.4%
              ------------------------------------------------
              Non U.S. Government Bonds                  15.8%
              ------------------------------------------------
              Emerging Market Bonds                      12.9%
              ------------------------------------------------
              Commercial Mortgage-Backed
              Securities                                  7.1%
              ------------------------------------------------
              Mortgage-Backed Securities                  4.9%
              ------------------------------------------------
              U.S. Government Agencies                    3.7%
              ------------------------------------------------
              Collateralized Debt Obligations             0.4%
              ------------------------------------------------
              Asset-Backed Securities                     0.2%
              ------------------------------------------------

              CREDIT QUALITY OF BONDS (r)

              AAA                                        27.8%
              ------------------------------------------------
              AA                                          1.5%
              ------------------------------------------------
              A                                           8.0%
              ------------------------------------------------
              BBB                                        20.2%
              ------------------------------------------------
              BB                                         17.6%
              ------------------------------------------------
              B                                          19.5%
              ------------------------------------------------
              CCC                                         5.4%
              ------------------------------------------------

              PORTFOLIO FACTS

              Average Duration (d)                         4.6
              ------------------------------------------------
              Average Life (m)                        7.7 yrs.
              ------------------------------------------------
              Average Maturity (m)                   11.6 yrs.
              ------------------------------------------------
              Average Credit Quality of Rated
              Securities (long term) (a)                   BBB
              ------------------------------------------------
              Average Credit Quality of Rated
              Securities (short term) (a)                  A-1
              ------------------------------------------------

              COUNTRY WEIGHTINGS (i)

              United States                              63.5%
              ------------------------------------------------
              Germany                                     4.4%
              ------------------------------------------------
              Russia                                      3.5%
              ------------------------------------------------
              United Kingdom                              2.8%
              ------------------------------------------------
              Netherlands                                 2.6%
              ------------------------------------------------
              Canada                                      2.3%
              ------------------------------------------------
              Ireland                                     2.2%
              ------------------------------------------------
              Mexico                                      2.1%
              ------------------------------------------------
              Spain                                       2.0%
              ------------------------------------------------
              Other Countries                            14.6%
              ------------------------------------------------

(a) The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(d) Duration is a measure of how much a bond's price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i) For purposes of this graphical presentation, the bond component includes both accrued interest amounts and the equivalent exposure from any derivative holdings, if applicable.
(m) The average maturity shown is calculated using the final stated maturity on the portfolio's holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.
(r) Each security is assigned a rating from Moody's Investors Service. If not rated by Moody's, the rating will be that assigned by Standard & Poor's. Likewise, if not assigned a rating by Standard & Poor's, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the "AAA"-rating category. Percentages are based on the total market value of investments as of 10/31/06.

Percentages are based on net assets as of 10/31/06, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

SUMMARY OF RESULTS

For the twelve months ended October 31, 2006, Class A shares of the MFS Strategic Income Fund provided a total return of 6.59%, at net asset value. This compares with returns of the 10.33%, 5.18%, 11.45%, and 4.29%, respectively, for the fund's benchmarks, the Lehman Brothers U.S. High-Yield Corporate Bond Index, the Lehman Brothers U.S. Aggregate Bond Index, the JPMorgan Emerging Market Bond Index Global, and the Citigroup World Government Bond Non-Dollar Hedged Index.

DETRACTORS FROM PERFORMANCE

Our underweighted position in "B" rated(s) bonds held back performance as spreads narrowed. During the period, the fund's underweighted position in the British pound, which appreciated against the dollar, slightly detracted from results.

CONTRIBUTORS TO PERFORMANCE

During the period, the fund generated a high level of income, which positively impacted relative results. Our shorter duration(d) stance contributed to performance, as interest rates generally rose over the reporting period. Other factors that helped relative returns included our positioning in investment-grade finance and telecommunications bonds and our positioning in emerging markets debt.

Respectfully,

John Addeo                   James J. Calmas            Robert D. Persons
Portfolio Manager            Portfolio Manager          Portfolio Manager

Matthew W. Ryan              Erik S. Weisman
Portfolio Manager            Portfolio Manager

Note to Shareholders: Effective October 2006, John Addeo replaced Scott B. Richards as a member of the portfolio management team.

(d) Duration is a measure of how much a bond's price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(s) Bonds rated "BBB", "Baa", or higher are considered investment grade; bonds rated "BB", "Ba", or below are considered non-investment grade. The primary source for bond quality ratings is Moody's Investors Service. If not available, ratings by Standard & Poor's are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio's current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/06

The following chart illustrates the historical performance of the fund's Class A shares in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary.)

PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE SO YOUR SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT MFS.COM. (FOR THE MOST RECENT MONTH-END PERFORMANCE FOR CLASS I SHARES CALL 1-800-343-2829.) THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

          MFS      JPMorgan        Lehman       Citigroup         Lehman
       Strategic   Emerging       Brothers        World           Brothers
        Income      Market     U.S. Aggregate    Government     U.S High-Yield
         Fund     Bond Index        Bond       Bond Non-Dollar  Corporate Bond
      - Class A     Global         Index       Hedged Index         Index

10/96  $ 9,525     $10,000        $10,000        $10,000          $10,000
10/97   10,515      11,119         10,892         11,120           11,372
10/98   10,282      10,023         11,907         12,564           11,316
10/99   11,282      12,141         11,970         12,882           11,807
10/00   11,279      14,348         12,843         13,859           11,617
10/01   11,904      15,139         14,712         15,297           11,598
10/02   12,307      16,139         15,579         15,900           10,967
10/03   14,007      20,630         16,344         16,310           14,669
10/04   15,347      23,269         17,249         17,063           16,477
10/05   15,759      25,721         17,445         18,056           17,150
10/06   16,797      28,667         18,349         18,832           18,922

TOTAL RETURNS THROUGH 10/31/06

AVERAGE ANNUAL WITHOUT SALES CHARGE

   Share class     Class inception date        1-yr        5-yr       10-yr
----------------------------------------------------------------------------
        A                10/29/87              6.59%       7.13%       5.84%
----------------------------------------------------------------------------
        B                 9/07/93              6.06%       6.47%       5.16%
----------------------------------------------------------------------------
        C                 9/01/94              6.07%       6.44%       5.15%
----------------------------------------------------------------------------
        I                 1/08/97              7.11%       7.50%       6.18%
----------------------------------------------------------------------------

AVERAGE ANNUAL
Comparative benchmarks
----------------------------------------------------------------------------
JPMorgan Emerging Market Bond Index
Global (f)                                    11.45%      13.62%      11.11%
----------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Bond
Index (f)                                      5.18%       4.52%       6.26%
----------------------------------------------------------------------------
Citigroup World Government Bond Non-
Dollar Hedged Index (f)                        4.29%       4.24%       6.53%
----------------------------------------------------------------------------
Lehman Brothers U.S. High-Yield
Corporate Bond Index (f)                      10.33%      10.28%       6.58%
----------------------------------------------------------------------------

AVERAGE ANNUAL WITH SALES CHARGE
   Share class
----------------------------------------------------------------------------
        A                                      1.52%       6.09%       5.32%
With Initial Sales Charge (4.75%)
----------------------------------------------------------------------------
        B                                      2.06%       6.15%       5.16%
With CDSC (Declining over six years
from 4% to 0%) (x)
----------------------------------------------------------------------------
        C                                      5.07%       6.44%       5.15%
With CDSC (1% for 12 months) (x)
----------------------------------------------------------------------------

Class I shares do not have a sales charge. Please see Notes to Performance Summary for more details.

CDSC - Contingent Deferred Sales Charge.

(f) Source: FactSet Research Systems Inc.
(x) Assuming redemption at the end of the applicable period.

INDEX DEFINITIONS

Citigroup World Government Bond Non-Dollar Hedged Index - a market capitalization-weighted index that tracks the currency-hedged performance of the major government bond markets, excluding the United States. Country eligibility is determined based upon market capitalization and investability criteria.

JPMorgan Emerging Markets Bond Index Global (EMBI Global) - tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

Lehman Brothers U.S. Aggregate Bond Index - measures the U.S.
investment grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Lehman Brothers U.S. High-Yield Corporate Bond Index - measures the universe of non-investment grade, fixed rate debt. Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class I shares are available only to certain eligible investors.

Performance for Class I shares includes the performance of the fund's Class A shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

From time to time, a portion of the fund's distributions may include a return of capital for shareholders. Distributions that are treated for federal income tax purposes as a return of capital will reduce a shareholder's tax basis in his or her shares and, to the extent the distribution exceeds a shareholder's adjusted tax basis, will be treated as a gain to the shareholder from a sale of shares.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2006 through October 31, 2006.

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments and redemption fees on certain exchanges and redemptions, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2006 through October 31, 2006.

ACTUAL EXPENSES

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------------------------------------------------------------------------------
                                                                   Expenses
                                                                  Paid During
                          Annualized   Beginning       Ending     Period (p)
  Share                     Expense  Account Value Account Value    5/01/06-
  Class                      Ratio      5/01/06       10/31/06     10/31/06
------------------------------------------------------------------------------
         Actual              0.83%     $1,000.00     $1,040.70       $4.27
    A ------------------------------------------------------------------------
         Hypothetical (h)    0.83%     $1,000.00     $1,021.02       $4.23
------------------------------------------------------------------------------
         Actual              1.48%     $1,000.00     $1,037.50       $7.60
    B ------------------------------------------------------------------------
         Hypothetical (h)    1.48%     $1,000.00     $1,017.74       $7.53
------------------------------------------------------------------------------
         Actual              1.48%     $1,000.00     $1,037.50       $7.60
    C ------------------------------------------------------------------------
         Hypothetical (h)    1.48%     $1,000.00     $1,017.74       $7.53
------------------------------------------------------------------------------
         Actual              0.48%     $1,000.00     $1,042.50       $2.47
    I ------------------------------------------------------------------------
         Hypothetical (h)    0.48%     $1,000.00     $1,022.79       $2.45
------------------------------------------------------------------------------
(h) 5% class return per year before expenses.
(p) Expenses paid is equal to each class' annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS
10/31/06

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 97.9%
------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES/PAR     VALUE ($)
------------------------------------------------------------------------------------------------
Aerospace - 0.2%
------------------------------------------------------------------------------------------------
DRS Technologies, Inc., 7.625%, 2018                             $     685,000      $    700,395
------------------------------------------------------------------------------------------------
Airlines - 0.2%
------------------------------------------------------------------------------------------------
Continental Airlines, Inc., 7.566%, 2020                         $     758,542      $    759,490
------------------------------------------------------------------------------------------------
Apparel Manufacturers - 0.2%
------------------------------------------------------------------------------------------------
Levi Strauss & Co., 12.25%, 2012                                 $     435,000      $    485,025
------------------------------------------------------------------------------------------------
Asset Backed & Securitized - 7.7%
------------------------------------------------------------------------------------------------
Anthracite CDO Ltd., 6%, 2037 (z)                                $   1,200,000      $  1,046,390
ARCap REIT, Inc., "H", 6.1%, 2045 (n)                                  900,000           807,926
Asset Securitization Corp., FRN, 8.0099%, 2029                       1,485,000         1,551,016
Asset Securitization Corp., FRN, 8.4999%, 2029 (z)                     790,000           857,636
Bayview Financial Revolving Mortgage Loan Trust, FRN,
6.12%, 2040 (z)                                                        674,286           675,240
Chase Commercial Mortgage Securities Corp., 6.6%, 2012               3,640,000         3,750,692
Countrywide Asset-Backed Certificates, FRN, 4.575%, 2035               147,465           146,194
Crest Ltd., 7%, 2040 (n)                                               400,000           377,240
Deutsche Mortgage & Asset Receiving Corp., 7.5%, 2031                1,050,000         1,157,372
DLJ Commercial Mortgage Corp., 6.04%, 2031                             550,000           560,676
Falcon Franchise Loan LLC, 6.5%, 2014 (z)                              700,000           613,074
Falcon Franchise Loan LLC, FRN, 2.728%, 2023 (i)(n)                  5,680,693           619,082
Falcon Franchise Loan LLC, FRN, 3.8455%, 2025 (i)(z)                 3,963,253           622,072
First Union-Lehman Brothers Bank of America, FRN,
0.4894%, 2035 (i)                                                   45,055,706           717,580
First Union-Lehman Brothers Commercial Mortgage Trust,
7%, 2029 (n)                                                           600,000           650,469
GMAC Commercial Mortgage Securities, Inc., 6.02%, 2033               1,758,000         1,795,705
JPMorgan Chase Commercial Mortgage Securities Corp., FRN,
5.3643%, 2043                                                        1,789,097         1,797,646
Morgan Stanley Capital I, Inc., 7.18%, 2030                            430,000           439,079
Morgan Stanley Capital I, Inc., FRN, 1.4471%, 2039 (i)(n)           10,951,115           679,385
Preferred Term Securities IV Ltd., CDO, FRN, 7.64%, 2031 (z)         1,290,000         1,296,450
Prudential Securities Secured Financing Corp., FRN,
7.3813%, 2013 (z)                                                      875,000           931,124
Salomon Brothers Mortgage Securities, Inc., FRN,
7.0821%, 2032 (z)                                                    1,800,000         1,978,891
Wachovia Bank Commercial Mortgage Trust, FRN, 5.3161%, 2044          1,309,000         1,312,012
                                                                                    ------------
                                                                                    $ 24,382,951
------------------------------------------------------------------------------------------------
Automotive - 3.3%
------------------------------------------------------------------------------------------------
Cooper Standard Automotive, Inc., 8.375%, 2014                   $     710,000      $    523,625
Ford Motor Co., 7.45%, 2031                                            313,000           245,314
Ford Motor Credit Co., 6.625%, 2008                                    305,000           299,242
Ford Motor Credit Co., 5.8%, 2009                                    2,248,000         2,147,200
Ford Motor Credit Co., 9.75%, 2010 (n)                                 560,000           577,478
Ford Motor Credit Co., 7%, 2013                                        965,000           897,086
General Motors Acceptance Corp., 5.85%, 2009                         1,179,000         1,162,447
General Motors Acceptance Corp., 6.875%, 2011                          220,000           221,510
General Motors Acceptance Corp., 6.75%, 2014                         2,214,000         2,195,039
General Motors Corp., 8.375%, 2033                                   1,257,000         1,118,730
Goodyear Tire & Rubber Co., 9%, 2015                                   620,000           626,975
Johnson Controls, Inc., 5.25%, 2011                                    290,000           288,146
                                                                                    ------------
                                                                                    $ 10,302,792
------------------------------------------------------------------------------------------------
Broadcasting - 2.3%
------------------------------------------------------------------------------------------------
Allbritton Communications Co., 7.75%, 2012                       $     980,000      $    984,900
Barrington Broadcasting Group, 10.5%, 2014 (n)                         340,000           335,750
EchoStar DBS Corp., 6.375%, 2011                                       870,000           861,300
Granite Broadcasting Corp., 9.75%, 2010                                840,000           783,300
Hughes Network Systems LLC, 9.5%, 2014 (n)                             315,000           326,025
Intelsat Ltd., 9.25%, 2016 (n)                                         360,000           384,300
Intelsat Ltd., 11.25%, 2016 (n)                                        515,000           560,706
Intelsat Subsidiary Holding Co. Ltd., 8.625%, 2015                     945,000           980,438
ION Media Networks, Inc., FRN, 11.6238%, 2013 (n)                      805,000           806,006
Liberty Media Corp., 5.7%, 2013                                        520,000           489,819
News America, Inc., 6.4%, 2035                                         890,000           892,406
                                                                                    ------------
                                                                                    $  7,404,950
------------------------------------------------------------------------------------------------
Building - 1.6%
------------------------------------------------------------------------------------------------
American Standard Cos., Inc., 7.375%, 2008                       $     735,000      $    747,191
Goodman Global Holdings, Inc., 7.875%, 2012                            625,000           600,000
Hanson PLC, 6.125%, 2016                                               410,000           417,410
Lafarge S.A., 6.15%, 2011                                            1,320,000         1,355,092
Nortek Holdings, Inc., 8.5%, 2014                                      665,000           635,075
Nortek Holdings, Inc., 0% to 2009, 10.75% to 2014                      795,000           544,575
Owens Corning, Inc., 6.5%, 2016 (z)                                    720,000           732,158
                                                                                    ------------
                                                                                    $  5,031,501
------------------------------------------------------------------------------------------------
Business Services - 1.1%
------------------------------------------------------------------------------------------------
Iron Mountain, Inc., 8.625%, 2013                                $     490,000      $    504,700
Iron Mountain, Inc., 7.75%, 2015                                       380,000           385,700
Nortel Networks Ltd., 10.75%, 2016 (n)                                 380,000           406,600
SunGard Data Systems, Inc., 10.25%, 2015                               845,000           885,138
Xerox Corp., 7.625%, 2013                                            1,185,000         1,238,325
                                                                                    ------------
                                                                                    $  3,420,463
------------------------------------------------------------------------------------------------
Cable TV - 1.9%
------------------------------------------------------------------------------------------------
CCH I Holdings LLC, 11%, 2015                                    $   1,082,000      $  1,042,778
CCH II Holdings LLC, 10.25%, 2010                                      850,000           877,625
CSC Holdings, Inc., 8.125%, 2009                                     1,399,000         1,442,719
Grupo Televisa S.A., 8.5%, 2032                                        589,000           722,419
Mediacom LLC, 9.5%, 2013                                               430,000           441,288
Rogers Cable, Inc., 5.5%, 2014                                         659,000           619,460
TCI Communications, Inc., 9.8%, 2012                                   841,000           994,441
                                                                                    ------------
                                                                                    $  6,140,730
------------------------------------------------------------------------------------------------
Chemicals - 2.2%
------------------------------------------------------------------------------------------------
Basell AF SCA, 8.375%, 2015 (n)                                  $     152,000      $    154,280
BCP Crystal Holdings Corp., 9.625%, 2014                               571,000           626,673
Crystal U.S. Holdings LLC, "B", 0% to 2009, 10.5% to 2014            1,300,000         1,092,000
Equistar Chemicals LP, 10.625%, 2011                                   835,000           893,450
Huntsman International LLC, 10.125%, 2009                              438,000           444,570
Innophos, Inc., 8.875%, 2014                                           285,000           284,288
Lyondell Chemical Co., 11.125%, 2012                                 1,340,000         1,450,550
Nalco Co., 8.875%, 2013                                                435,000           457,838
Nalco Finance Holdings, Inc, 0% to 2009, 9% to 2014                    450,000           364,500
Yara International A.S.A., 5.25%, 2014 (n)                           1,300,000         1,250,240
                                                                                    ------------
                                                                                    $  7,018,389
------------------------------------------------------------------------------------------------
Construction - 0.7%
------------------------------------------------------------------------------------------------
Lennar Corp., 5.125%, 2010                                       $   1,110,000      $  1,086,783
Pulte Homes, Inc., 5.25%, 2014                                       1,178,000         1,130,246
                                                                                    ------------
                                                                                    $  2,217,029
------------------------------------------------------------------------------------------------
Consumer Goods & Services - 0.7%
------------------------------------------------------------------------------------------------
Fortune Brands, Inc., 5.125%, 2011                               $   1,025,000      $  1,006,164
Jarden Corp., 9.75%, 2012                                              265,000           280,238
Service Corp. International, 8%, 2017 (n)                              125,000           120,625
Service Corp. International, 7.625%, 2018 (z)                          740,000           760,350
Visant Holding Corp., 8.75%, 2013                                      120,000           123,000
                                                                                    ------------
                                                                                    $  2,290,377
------------------------------------------------------------------------------------------------
Containers - 1.1%
------------------------------------------------------------------------------------------------
Berry Plastics Holding Corp., 8.875%, 2014 (n)                   $     535,000      $    540,350
Crown Americas LLC, 7.75%, 2015                                        610,000           626,013
Graham Packaging Co. LP, 9.875%, 2014                                  470,000           471,175
Owens-Brockway Glass Container, Inc., 8.875%, 2009                     343,000           351,575
Owens-Brockway Glass Container, Inc., 8.25%, 2013                    1,460,000         1,503,800
                                                                                    ------------
                                                                                    $  3,492,913
------------------------------------------------------------------------------------------------
Defense Electronics - 0.9%
------------------------------------------------------------------------------------------------
BAE Systems Holdings, Inc., 5.2%, 2015 (n)                       $   1,297,000      $  1,243,050
L-3 Communications Holdings, Inc., 6.125%, 2014                      1,575,000         1,551,375
                                                                                    ------------
                                                                                    $  2,794,425
------------------------------------------------------------------------------------------------
Electronics - 0.3%
------------------------------------------------------------------------------------------------
NXP B.V./NXP Funding LLC, 7.875%, 2014 (z)                       $     225,000      $    228,375
Sensata Technologies B.V., 8%, 2014 (n)                                780,000           752,700
                                                                                    ------------
                                                                                    $    981,075
------------------------------------------------------------------------------------------------
Emerging Market Quasi-Sovereign - 2.8%
------------------------------------------------------------------------------------------------
Banco do Brasil S.A., 7.95%, 2049 (n)                            $     153,000      $    153,765
Gaz Capital S.A., 8.625%, 2034                                       1,279,000         1,617,168
Gazprom OAO, 9.625%, 2013                                            1,370,000         1,626,875
Gazprom OAO, 8.625%, 2034 (n)                                          950,000         1,208,875
Pemex Project Funding Master Trust, 8.625%, 2022                     1,366,000         1,666,520
Petroleum Export/Cayman, 5.265%, 2011 (n)                              276,786           269,687
Petronas Capital Ltd., 7.875%, 2022 (n)                              1,020,000         1,252,762
Petronas Capital Ltd., 7.875%, 2022                                    791,000           971,505
                                                                                    ------------
                                                                                    $  8,767,157
------------------------------------------------------------------------------------------------
Emerging Market Sovereign - 4.4%
------------------------------------------------------------------------------------------------
Federative Republic of Brazil, 8%, 2018                          $     222,000      $    245,421
Federative Republic of Brazil, 8.875%, 2019                            813,000           982,917
Federative Republic of Brazil, 11%, 2040                               740,000           974,580
Republic of Argentina, FRN, 5.59%, 2012                              1,835,250         1,718,857
Republic of Bulgaria, 8.25%, 2015                                      846,000           994,219
Republic of Colombia, FRN, 7.2163%, 2015                             1,055,000         1,089,288
Republic of El Salvador, 7.65%, 2035                                   472,000           517,076
Republic of Indonesia, 6.875%, 2017 (n)                                173,000           178,623
Republic of Korea, 5.625%, 2025                                        795,000           800,086
Republic of Panama, 7.25%, 2015                                        170,000           182,495
Republic of Panama, 9.375%, 2029                                     1,136,000         1,473,960
Republic of Philippines, 9.375%, 2017                                  272,000           328,780
Republic of South Africa, 9.125%, 2009                                 308,000           334,180
Russian Federation, 3%, 2008                                         1,561,000         1,499,497
United Mexican States, 6.375%, 2013                                    538,000           565,438
United Mexican States, 6.625%, 2015                                     69,000            74,037
United Mexican States, 8.125%, 2019                                  1,603,000         1,947,645
                                                                                    ------------
                                                                                    $ 13,907,099
------------------------------------------------------------------------------------------------
Energy - Independent - 1.7%
------------------------------------------------------------------------------------------------
Anadarko Petroleum Corp., 5.95%, 2016                            $     760,000      $    771,845
Chesapeake Energy Corp., 6.375%, 2015                                1,755,000         1,693,575
Hilcorp Energy I, 9%, 2016 (n)                                         215,000           222,525
Newfield Exploration Co., 6.625%, 2014                                 880,000           865,700
Pan American Energy LLC, 7.75%, 2012 (n)                               102,000           102,510
Quicksilver Resources, Inc., 7.125%, 2016                              530,000           500,850
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 2016 (z)            890,000           901,401
Whiting Petroleum Corp., 7%, 2014                                      360,000           354,600
                                                                                    ------------
                                                                                    $  5,413,006
------------------------------------------------------------------------------------------------
Energy - Integrated - 0.3%
------------------------------------------------------------------------------------------------
TNK-BP Finance S.A., 7.5%, 2016 (n)                              $     878,000      $    918,615
------------------------------------------------------------------------------------------------
Entertainment - 0.8%
------------------------------------------------------------------------------------------------
AMC Entertainment, Inc., 9.5%, 2011                              $     864,000      $    867,240
AMC Entertainment, Inc., 11%, 2016                                     345,000           381,656
Six Flags, Inc., 9.75%, 2013                                           630,000           582,750
Turner Broadcasting System, Inc., 8.375%, 2013                         653,000           737,506
                                                                                    ------------
                                                                                    $  2,569,152
------------------------------------------------------------------------------------------------
Financial Institutions - 0.4%
------------------------------------------------------------------------------------------------
Allied Capital Corp., 6.625%, 2011                               $   1,350,000      $  1,378,149
------------------------------------------------------------------------------------------------
Food & Beverages - 0.9%
------------------------------------------------------------------------------------------------
Diageo Capital PLC, 5.5%, 2016                                   $   1,810,000      $  1,796,716
Michael Foods, Inc., 8%, 2013                                          880,000           908,600
                                                                                    ------------
                                                                                    $  2,705,316
------------------------------------------------------------------------------------------------
Forest & Paper Products - 1.9%
------------------------------------------------------------------------------------------------
Buckeye Technologies, Inc., 8%, 2010                             $     120,000      $    117,300
Buckeye Technologies, Inc., 8.5%, 2013                               1,145,000         1,165,038
Jefferson Smurfit Corp., 8.25%, 2012                                   486,000           471,420
JSG Funding PLC, 7.75%, 2015                                   EUR     530,000           661,400
MDP Acquisitions PLC, 9.625%, 2012                               $     775,000           820,531
Millar Western Forest Products Ltd., 7.75%, 2013                       595,000           490,875
Stone Container Corp., 7.375%, 2014                                    890,000           817,688
Stora Enso Oyj, 6.404%, 2016 (n)                                       690,000           706,958
Verso Paper Holdings LLC, 9.125%, 2014 (n)                             270,000           274,050
Verso Paper Holdings LLC, 11.375%, 2016 (n)                            480,000           487,200
                                                                                    ------------
                                                                                    $  6,012,460
------------------------------------------------------------------------------------------------
Gaming & Lodging - 2.9%
------------------------------------------------------------------------------------------------
Boyd Gaming Corp., 6.75%, 2014                                   $     330,000      $    322,988
Caesars Entertainment, Inc., 7%, 2013                                  735,000           743,921
Harrah's Entertainment, Inc., 5.75%, 2017                              510,000           420,340
Harrah's Operating Co., Inc., 5.375%, 2013                           1,110,000           955,512
Host Marriott LP, 7.125%, 2013                                         900,000           910,125
Majestic Star Casino LLC, 9.75%, 2011                                  330,000           301,950
MGM Mirage, Inc., 8.375%, 2011                                       1,760,000         1,828,200
MGM Mirage, Inc., 6.75%, 2013                                          365,000           354,050
MGM Mirage, Inc., 6.875%, 2016                                         355,000           337,250
Pokagon Gaming Authority, 10.375%, 2014 (n)                            270,000           289,575
Scientific Games Corp., 6.25%, 2012                                    750,000           720,000
Station Casinos, Inc., 6.5%, 2014                                    1,150,000         1,049,375
Trump Entertainment Resorts Holdings, Inc., 8.5%, 2015                 345,000           337,669
Wynn Las Vegas LLC, 6.625%, 2014                                       450,000           441,000
                                                                                    ------------
                                                                                    $  9,011,955
------------------------------------------------------------------------------------------------
Industrial - 1.4%
------------------------------------------------------------------------------------------------
Amsted Industries, Inc., 10.25%, 2011 (z)                        $   1,280,000      $  1,376,000
Blount, Inc., 8.875%, 2012                                             340,000           340,000
Education Management LLC, 8.75%, 2014 (n)                              245,000           251,125
Education Management LLC, 10.25%, 2016 (n)                             165,000           171,188
JohnsonDiversey Holdings, Inc., "B", 9.625%, 2012                      585,000           597,431
JohnsonDiversey Holdings, Inc., 0% to 2007, 10.67% to 2013             490,000           442,225
Milacron Escrow Corp., 11.5%, 2011                                     285,000           274,669
RBS Global & Rexnord Corp., 9.5%, 2014 (n)                             345,000           357,075
RBS Global & Rexnord Corp., 11.75%, 2016 (n)                           215,000           223,600
Steelcase, Inc., 6.5%, 2011                                            260,000           264,545
                                                                                    ------------
                                                                                    $  4,297,858
------------------------------------------------------------------------------------------------
Insurance - 1.8%
------------------------------------------------------------------------------------------------
Allianz AG, 5.5% to 2014, FRN to 2049                          EUR     947,000      $  1,263,339
American International Group, 4.25%, 2013                        $   1,724,000         1,624,334
ING Groep N.V., 5.775% to 2015, FRN to 2049                          2,160,000         2,150,362
UnumProvident Corp., 6.85%, 2015 (n)                                   745,000           780,291
                                                                                    ------------
                                                                                    $  5,818,326
------------------------------------------------------------------------------------------------
Insurance - Property & Casualty - 0.5%
------------------------------------------------------------------------------------------------
AXIS Capital Holdings Ltd., 5.75%, 2014                          $   1,555,000      $  1,549,166
------------------------------------------------------------------------------------------------
International Market Quasi-Sovereign - 1.5%
------------------------------------------------------------------------------------------------
Canada Housing Trust, 4.6%, 2011                               CAD   1,084,000      $    989,500
Japan Finance Corp. Ltd., 2%, 2016                             JPY  230,000,000        2,017,905
KfW Bankengruppe, FRN, 3.164%, 2007                            EUR   1,421,000         1,812,953
                                                                                    ------------
                                                                                    $  4,820,358
------------------------------------------------------------------------------------------------
International Market Sovereign - 14.0%
------------------------------------------------------------------------------------------------
Commonwealth of Australia, 6%, 2017                            AUD     365,000      $    289,981
Federal Republic of Germany, 3.5%, 2008                        EUR   1,677,000         2,134,905
Federal Republic of Germany, 5.25%, 2010                       EUR   1,278,000         1,718,439
Federal Republic of Germany, 3.75%, 2015                       EUR   2,390,000         3,059,218
Federal Republic of Germany, 6.25%, 2030                       EUR   1,332,000         2,309,531
Government of Canada, 5.5%, 2009                               CAD   1,030,000           952,675
Government of Canada, 4.5%, 2015                               CAD     826,000           762,577
Government of Canada, 8%, 2023                                 CAD     387,000           504,623
Government of Canada, 5.75%, 2033                              CAD      94,000           106,246
Kingdom of Denmark, 4%, 2015                                   DKK  11,191,000         1,953,923
Kingdom of Netherlands, 3.75%, 2009                            EUR   2,611,000         3,342,810
Kingdom of Netherlands, 3.75%, 2014                            EUR   1,863,000         2,383,703
Kingdom of Norway, 5%, 2015                                    NOK     775,000           125,229
Kingdom of Spain, 6%, 2008                                     EUR     919,328         1,205,912
Kingdom of Spain, 5.35%, 2011                                  EUR   2,792,000         3,827,318
Republic of Austria, 4.65%, 2018                               EUR   2,392,000         3,292,153
Republic of Finland, 5.375%, 2013                              EUR   1,404,000         1,967,088
Republic of France, 4.75%, 2012                                EUR     429,000           578,030
Republic of France, 5%, 2016                                   EUR   1,435,000         2,017,519
Republic of France, 6%, 2025                                   EUR     356,000           584,784
Republic of France, 4.75%, 2035                                EUR     302,000           441,264
Republic of Ireland, 4.25%, 2007                               EUR   2,584,000         3,314,863
Republic of Ireland, 4.6%, 2016                                EUR   1,450,000         1,974,929
United Kingdom Treasury, 5.75%, 2009                           GBP     813,000         1,588,379
United Kingdom Treasury, 5%, 2012                              GBP     966,000         1,866,106
United Kingdom Treasury, 8%, 2015                              GBP     660,000         1,580,045
United Kingdom Treasury, 8%, 2021                              GBP     149,000           392,013
                                                                                    ------------
                                                                                    $ 44,274,263
------------------------------------------------------------------------------------------------
Machinery & Tools - 0.7%
------------------------------------------------------------------------------------------------
Case New Holland, Inc., 9.25%, 2011                              $     635,000      $    673,894
Case New Holland, Inc., 7.125%, 2014                                   595,000           599,463
Manitowoc Co., Inc., 10.5%, 2012                                       562,000           606,960
Terex Corp., 7.375%, 2014                                              415,000           421,225
                                                                                    ------------
                                                                                    $  2,301,542
------------------------------------------------------------------------------------------------
Major Banks - 1.5%
------------------------------------------------------------------------------------------------
BNP Paribas, 5.186% to 2015, FRN to 2049 (n)                     $     962,000      $    917,450
Royal Bank of Scotland Group PLC, 9.118%, 2049                         857,000           954,408
UniCredito Italiano Capital Trust II, 9.2% to 2010,
FRN to 2049 (n)                                                      1,187,000         1,341,400
Wachovia Capital Trust III, 5.8% to 2011, FRN to 2042                1,510,000         1,523,299
                                                                                    ------------
                                                                                    $  4,736,557
------------------------------------------------------------------------------------------------
Medical & Health Technology & Services - 3.1%
------------------------------------------------------------------------------------------------
Cardinal Health, Inc., 5.85%, 2017                               $   1,211,000      $  1,213,852
CDRV Investors, Inc., 0% to 2010, 9.625% to 2015                     1,020,000           790,500
DaVita, Inc., 6.625%, 2013                                             270,000           265,950
DaVita, Inc., 7.25%, 2015                                              805,000           800,975
HCA, Inc., 6.375%, 2015                                              2,820,000         2,256,000
HealthSouth Corp., 10.75%, 2016 (n)                                    740,000           758,500
Omnicare, Inc., 6.875%, 2015                                           775,000           759,500
Owens & Minor, Inc., 6.35%, 2016                                       710,000           716,995
Psychiatric Solutions, Inc., 7.75%, 2015                               315,000           311,850
Tenet Healthcare Corp., 9.25%, 2015                                    365,000           346,294
Triad Hospitals, Inc., 7%, 2013                                        250,000           243,125
US Oncology, Inc., 10.75%, 2014                                        495,000           544,500
Vanguard Health Holding II, 9%, 2014                                   680,000           657,900
                                                                                    ------------
                                                                                    $  9,665,941
------------------------------------------------------------------------------------------------
Metals & Mining - 1.0%
------------------------------------------------------------------------------------------------
Arch Western Finance LLC, 6.75%, 2013                            $     950,000      $    916,750
Massey Energy Co., 6.875%, 2013                                        595,000           557,813
Peabody Energy Corp., 7.375%, 2016                                     155,000           161,200
Peabody Energy Corp., "B", 6.875%, 2013                                860,000           872,900
U.S. Steel Corp., 9.75%, 2010                                          627,000           666,971
                                                                                    ------------
                                                                                    $  3,175,634
------------------------------------------------------------------------------------------------
Mortgage Backed - 4.9%
------------------------------------------------------------------------------------------------
Fannie Mae, 5.5%, 2019 - 2035                                    $  10,894,633      $ 10,822,251
Fannie Mae, 6.5%, 2031                                                 367,753           376,967
Fannie Mae, 6%, 2034                                                 4,197,179         4,232,646
                                                                                    ------------
                                                                                    $ 15,431,864
------------------------------------------------------------------------------------------------
Natural Gas - Distribution - 0.1%
------------------------------------------------------------------------------------------------
AmeriGas Partners LP, 7.125%, 2016                               $     375,000      $    370,313
------------------------------------------------------------------------------------------------
Natural Gas - Pipeline - 2.4%
------------------------------------------------------------------------------------------------
Atlas Pipeline Partners, 8.125%, 2015                            $     365,000      $    372,300
CenterPoint Energy Resources Corp., 7.875%, 2013                     1,826,000         2,038,939
El Paso Energy Corp., 7%, 2011                                         570,000           578,550
El Paso Energy Corp., 7.75%, 2013                                      795,000           814,875
El Paso Performance-Linked, 7.75%, 2011 (n)                          1,130,000         1,169,550
Kinder Morgan Finance, 5.35%, 2011                                   1,516,000         1,480,620
Williams Cos., Inc., 7.125%, 2011                                    1,140,000         1,177,050
                                                                                    ------------
                                                                                    $  7,631,884
------------------------------------------------------------------------------------------------
Network & Telecom - 2.6%
------------------------------------------------------------------------------------------------
Cincinnati Bell, Inc., 8.375%, 2014                              $     485,000      $    494,700
Citizens Communications Co., 9.25%, 2011                             1,623,000         1,799,501
Citizens Communications Co., 9%, 2031                                  630,000           684,338
Deutsche Telekom International Finance B.V., 8%, 2010                  543,000           592,718
Hawaiian Telecom Communications, Inc., 9.75%, 2013                     415,000           429,525
Hawaiian Telecom Communications, Inc., 12.5%, 2015                     105,000           112,088
Nordic Telephone Co. Holdings, 8.875%, 2016 (n)                        465,000           487,088
Qwest Corp., 8.875%, 2012                                              430,000           473,000
Qwest Corp., 7.5%, 2014 (z)                                            560,000           586,600
Telecom Italia Capital, 4.875%, 2010                                   248,000           241,682
Telefonica Europe B.V., 7.75%, 2010                                  1,090,000         1,179,473
Time Warner Telecom Holdings, Inc., 9.25%, 2014                        540,000           569,700
Windstream Corp., 8.625%, 2016 (n)                                     425,000           458,469
                                                                                    ------------
                                                                                    $  8,108,882
------------------------------------------------------------------------------------------------
Oil Services - 0.1%
------------------------------------------------------------------------------------------------
Basic Energy Services, Inc., 7.125%, 2016                        $     455,000      $    433,388
------------------------------------------------------------------------------------------------
Oils - 0.4%
------------------------------------------------------------------------------------------------
Premcor Refining Group, Inc., 7.5%, 2015                         $   1,290,000      $  1,350,586
------------------------------------------------------------------------------------------------
Other Banks & Diversified Financials - 3.6%
------------------------------------------------------------------------------------------------
Banco BMG S.A., 9.15%, 2016 (n)                                  $     659,000      $    662,295
Banco do Estado de Sao Paulo S.A., 8.7%, 2049 (n)                      700,000           736,750
Banco Mercantil del Norte S.A., 5.875% to 2009,
FRN to 2014 (n)                                                        841,000           847,308
Bosphorus Financial Services Ltd., FRN, 7.205%, 2012 (z)               800,000           794,176
Chuo Mitsui Trust & Banking Co., 5.506% to 2015,
FRN to 2049 (n)                                                        773,000           742,614
DFS Funding Corp., FRN, 7.39%, 2010 (z)                              1,082,000         1,095,525
Glitnir Banki HF, 6.693% to 2011, FRN to 2016 (n)                      480,000           495,382
HSBK Europe B.V., 7.75%, 2013 (n)                                      761,000           786,684
ICICI Bank Ltd., FRN, 7.25%, 2049 (n)                                  200,000           205,903
Kazkommerts International B.V., 10.125%, 2007 (n)                       85,000            86,658
Kazkommerts International B.V., 10.125%, 2007                          999,000         1,018,481
Kazkommerts International B.V., 8%, 2015                               360,000           370,188
Mizuho Capital Investment 1 Ltd., 6.686% to 2016,
FRN to 2049 (n)                                                        660,000           666,839
Resona Bank Ltd., 5.85% to 2016, FRN to 2049 (n)                       246,000           240,968
RSHB Capital S.A., 7.175%, 2013 (n)                                    100,000           105,375
Russian Standard Finance S.A., 7.5%, 2010 (n)                          168,000           162,330
Russian Standard Finance S.A., 8.625%, 2011 (n)                        526,000           523,370
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049           1,120,000         1,164,372
UFJ Finance Aruba AEC, 6.75%, 2013                                     648,000           694,269
                                                                                    ------------
                                                                                    $ 11,399,487
------------------------------------------------------------------------------------------------
Pharmaceuticals - 0.1%
------------------------------------------------------------------------------------------------
Teva Pharmaceutical Finance LLC, 5.55%, 2016                     $     359,000      $    353,417
------------------------------------------------------------------------------------------------
Precious Metals & Minerals - 0.6%
------------------------------------------------------------------------------------------------
Alrosa Finance S.A., 8.875%, 2014                                $   1,770,000      $  2,029,305
------------------------------------------------------------------------------------------------
Printing & Publishing - 1.4%
------------------------------------------------------------------------------------------------
American Media Operations, Inc., 8.875%, 2011                    $     720,000      $    639,000
Dex Media East LLC, 9.875%, 2009                                     1,100,000         1,156,375
Dex Media West LLC, 9.875%, 2013                                       986,000         1,071,043
MediaNews Group, Inc., 6.875%, 2013                                  1,180,000         1,095,925
R.H. Donnelley Corp., 8.875%, 2016                                     575,000           592,969
                                                                                    ------------
                                                                                    $  4,555,312
------------------------------------------------------------------------------------------------
Railroad & Shipping - 0.2%
------------------------------------------------------------------------------------------------
TFM S.A. de C.V., 9.375%, 2012                                   $     520,000      $    555,100
------------------------------------------------------------------------------------------------
Real Estate - 0.9%
------------------------------------------------------------------------------------------------
EOP Operating LP, 4.65%, 2010                                    $   1,090,000      $  1,060,423
Simon Property Group LP, REIT, 6.1%, 2016                            1,790,000         1,865,243
                                                                                    ------------
                                                                                    $  2,925,666
------------------------------------------------------------------------------------------------
Retailers - 0.9%
------------------------------------------------------------------------------------------------
Burlington Coat Factory Warehouse Corp., 11.125%, 2014 (n)       $     115,000      $    113,131
Couche-Tard, Inc., 7.5%, 2013                                          700,000           717,500
Jean Coutu Group (PJC), Inc., 7.625%, 2012                             295,000           309,750
Limited Brands, Inc., 5.25%, 2014                                    1,126,000         1,070,927
Steinway Musical Instruments, Inc., 7%, 2014 (n)                       500,000           490,000
                                                                                    ------------
                                                                                    $  2,701,308
------------------------------------------------------------------------------------------------
Specialty Stores - 0.4%
------------------------------------------------------------------------------------------------
GSC Holdings Corp., 8%, 2012                                     $     645,000      $    669,188
Michaels Stores, Inc., 11.375%, 2016 (z)                               575,000           575,719
                                                                                    ------------
                                                                                    $  1,244,907
------------------------------------------------------------------------------------------------
Steel - 0.3%
------------------------------------------------------------------------------------------------
FMG Finance Ltd., 10.625%, 2016 (n)                              $     680,000      $    669,800
PNA Group, Inc., 10.75%, 2016 (n)                                      320,000           329,600
                                                                                    ------------
                                                                                    $    999,400
------------------------------------------------------------------------------------------------
Supermarkets - 0.4%
------------------------------------------------------------------------------------------------
Safeway, Inc., 4.95%, 2010                                       $     470,000      $    461,416
Safeway, Inc., 6.5%, 2011                                              650,000           672,901
                                                                                    ------------
                                                                                    $  1,134,317
------------------------------------------------------------------------------------------------
Supranational - 0.4%
------------------------------------------------------------------------------------------------
Central American Bank, 4.875%, 2012 (n)                          $   1,269,000      $  1,229,106
------------------------------------------------------------------------------------------------
Telecommunications - Wireless - 1.9%
------------------------------------------------------------------------------------------------
Alamosa Holdings, Inc., 11%, 2010                                $     744,000      $    811,890
Centennial Communications Corp., 10%, 2013                             110,000           114,125
Centennial Communications Corp., 10.125%, 2013                         430,000           461,175
Excelcomindo Finance Co., 7.125%, 2013 (n)                             100,000            99,750
Nextel Communications, Inc., 5.95%, 2014                             1,545,000         1,517,116
OJSC Vimpel Communications, 8.25%, 2016                              1,248,000         1,293,240
Rogers Wireless, Inc., 7.5%, 2015                                      955,000         1,019,463
Rural Cellular Corp., 9.875%, 2010                                     650,000           682,500
                                                                                    ------------
                                                                                    $  5,999,259
------------------------------------------------------------------------------------------------
Tobacco - 0.4%
------------------------------------------------------------------------------------------------
Reynolds American, Inc., 7.25%, 2012 (n)                         $   1,069,000      $  1,110,580
------------------------------------------------------------------------------------------------
Transportation - Services - 0.3%
------------------------------------------------------------------------------------------------
Hertz Corp., 8.875%, 2014 (n)                                    $     540,000      $    564,300
Stena AB, 7%, 2016                                                     465,000           442,331
                                                                                    ------------
                                                                                    $  1,006,631
------------------------------------------------------------------------------------------------
U.S. Government Agencies - 3.6%
------------------------------------------------------------------------------------------------
Fannie Mae, 4.25%, 2007                                          $   3,750,000      $  3,717,131
Small Business Administration, 4.34%, 2024                           2,639,428         2,517,565
Small Business Administration, 4.77%, 2024                             868,934           849,623
Small Business Administration, 5.18%, 2024                           2,167,345         2,167,996
Small Business Administration, 4.625%, 2025                            906,037           875,679
Small Business Administration, 4.86%, 2025                             660,705           648,033
Small Business Administration, 5.11%, 2025                             754,518           749,648
                                                                                    ------------
                                                                                    $ 11,525,675
------------------------------------------------------------------------------------------------
U.S. Treasury Obligations - 1.9%
------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 5.375%, 2031                                $     482,000      $    523,309
U.S. Treasury Bonds, 4.5%, 2036                                        160,000           154,425
U.S. Treasury Notes, 4.875%, 2008                                      677,000           677,925
U.S. Treasury Notes, 3.25%, 2008 (f)                                 1,000,000           975,195
U.S. Treasury Notes, 4.25%, 2015                                     1,100,000         1,072,328
U.S. Treasury Notes, TIPS, 0.875%, 2010                                750,132           706,883
U.S. Treasury Notes, TIPS, 3%, 2012                                    893,568           921,108
U.S. Treasury Notes, TIPS, 1.625%, 2015                                969,544           916,787
                                                                                    ------------
                                                                                    $  5,947,960
------------------------------------------------------------------------------------------------
Utilities - Electric Power - 4.1%
------------------------------------------------------------------------------------------------
Beaver Valley Funding Corp., 9%, 2017                            $   1,705,000      $  1,925,951
Duke Capital Corp., 8%, 2019                                           679,000           797,529
Edison Mission Energy, 7.75%, 2016 (n)                                 665,000           686,613
Empresa Nacional de Electricidad S.A., 8.35%, 2013                     103,000           116,627
Enersis S.A., 7.375%, 2014                                           1,489,000         1,599,180
FirstEnergy Corp., 6.45%, 2011                                         857,000           896,638
HQI Transelec Chile S.A., 7.875%, 2011                               1,200,000         1,278,122
Majapahit Holding B.V., 7.75%, 2016 (z)                                107,000           109,675
Mirant North American LLC, 7.375%, 2013                                585,000           591,581
MSW Energy Holdings LLC, 7.375%, 2010                                  785,000           796,775
NRG Energy, Inc., 7.375%, 2016                                       1,525,000         1,542,156
Progress Energy, Inc., 5.625%, 2016                                    357,000           357,907
Reliant Resources, Inc., 9.25%, 2010                                   650,000           672,750
TXU Corp., 5.55%, 2014                                               1,245,000         1,186,200
Waterford 3 Funding Corp., 8.09%, 2017                                 544,998           562,482
                                                                                    ------------
                                                                                    $ 13,120,186
------------------------------------------------------------------------------------------------
TOTAL BONDS (IDENTIFIED COST, $305,431,843)                                         $309,909,592
------------------------------------------------------------------------------------------------
Convertible Preferred Stocks - 0.2%
------------------------------------------------------------------------------------------------
Real Estate - 0.2%
------------------------------------------------------------------------------------------------
Mills Corp., 6.75% (n)                                                     500      $    430,625
Mills Corp., "F", 6.75%                                                    100            86,125
------------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
(IDENTIFIED COST, $ 470,000)                                                        $    516,750
------------------------------------------------------------------------------------------------
Preferred Stocks - 0.0%
------------------------------------------------------------------------------------------------
Real Estate - 0.0%
------------------------------------------------------------------------------------------------
HRPT Properties Trust, REIT, "B", 8.75%
(Identified Cost, $ 74,529)                                              2,725      $     69,624
------------------------------------------------------------------------------------------------
Short-Term Obligations - 0.8%
------------------------------------------------------------------------------------------------
General Electric Co., 5.3%, due 11/01/06, at
Amortized Cost and Value (y)                                     $   2,558,000      $  2,558,000
------------------------------------------------------------------------------------------------
Rights - 0.0%
------------------------------------------------------------------------------------------------
Emerging Market Sovereign - 0.0%
------------------------------------------------------------------------------------------------
Banco Central del Uruguay, Value Recovery Rights,
Expiring January 2021                                                1,250,000      $          0
------------------------------------------------------------------------------------------------
TOTAL RIGHTS (IDENTIFIED COST, $ --)                                                $          0
------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $308,534,372) (k)                               $313,053,966
------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 1.1%                                                  3,473,115
------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                 $316,527,081
------------------------------------------------------------------------------------------------
(f) All or a portion of the security has been segregated as collateral for an open futures contract.
(i) Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(k) As of October 31, 2006, the fund held securities fair valued in accordance with the policies adopted by the Board of Trustees, aggregating $297,708,799, and 95.10% of market value. An independent pricing service provided an evaluated bid for 93.16% of the market value.
(n) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $35,559,074, representing 11.2% of net assets.
(y) The rate shown represents an annualized yield at time of purchase.
(z) Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

                                                                                    CURRENT
                                                 ACQUISITION     ACQUISITION        MARKET         TOTAL % OF
RESTRICTED SECURITIES                                DATE            COST            VALUE         NET ASSETS

---------------------------------------------------------------------------------------------------------------
Amsted Industries, Inc., 10.25%, 2011              8/08/03         $ 1,280,000      $ 1,376,000
Anthracite CDO Ltd., 6%, 2037                      5/14/02             774,502        1,046,390
Asset Securitization Corp., FRN,
8.4999%, 2029                                      1/25/05             681,838          857,636
Bayview Financial Revolving Mortgage Loan
Trust, FRN, 6.12%, 2040                            3/01/06             674,286          675,240
Bosphorus Financial Services Ltd., FRN,
7.205%, 2012                                       3/08/05             800,000          794,176
DFS Funding Corp., FRN, 7.39%, 2010                6/24/05           1,082,000        1,095,525
Falcon Franchise Loan LLC, 6.5%, 2014              7/15/05             607,195          613,074
Falcon Franchise Loan LLC, FRN,
3.8455%, 2023                                      1/29/03             752,872          622,072
Majapahit Holding B.V., 7.75%, 2016               10/11/06             105,904          109,675
Michaels Stores, Inc., 11.375%, 2016              10/25/06             575,588          575,719
NXP B.V./NXP Funding LLC, 7.875%, 2014            10/05/06             225,000          228,375
Owens Corning, Inc., 6.5%, 2016                   10/26/06             718,085          732,158
Preferred Term Securities IV Ltd., CDO, FRN,
7.64%, 2031                                        9/13/05           1,312,330        1,296,450
Prudential Securities Secured Financing Corp.,
FRN, 7.3813%, 2013                                12/06/04             971,421          931,124
Qwest Corp., 7.5%, 2014                            8/03/06             560,000          586,600
Ras Laffan Liquefied Natural Gas Co. Ltd.,
5.832%, 2016                                       9/20/06             890,000          901,401
Salomon Brothers Mortgage Securities, Inc.,
FRN, 7.0821%, 2012                                 1/07/05           2,067,961        1,978,891
Service Corp. International, 7.625%, 2018          9/27/06             740,000          760,350
-----------------------------------------------------------------------------------------------------------------
Total Restricted Securities                                                        $ 15,180,856       4.8%

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Sales and Purchases in the table below are reported by currency.

                                                                                              NET
                                                                                          UNREALIZED
       CONTRACTS TO                                                        CONTRACTS     APPRECIATION
     DELIVER/RECEIVE           SETTLEMENT DATE       IN EXCHANGE FOR       AT VALUE     (DEPRECIATION)
--------------------------------------------------------------------------------------------------------

SALES

AUD        245,171                      12/06/06      $    188,223     $    189,722        $   (1,499)
CAD      2,617,611                      12/04/06         2,327,002        2,335,618            (8,616)
DKK     11,716,853           12/18/06 - 12/27/06         1,977,181        2,011,727           (34,546)
EUR     19,674,613                      12/18/06        24,770,928       25,181,384          (410,456)
GBP      3,576,086                      11/27/06         6,751,078        6,823,941           (72,863)
JPY    235,930,377                      11/20/06         1,985,946        2,023,529           (37,583)
NOK      2,613,487                      11/08/06           406,163          400,069             6,094
ZAR      2,270,313                      11/03/06           307,839          307,387               452
------------------------------------------------------------------------------------------------------
                                                      $ 38,714,360     $ 39,273,377        $ (559,017)
------------------------------------------------------------------------------------------------------

PURCHASES

AUD         93,517                      12/06/06      $     70,494     $     72,367        $    1,873
BRL        693,578                      11/30/06           322,669          321,622            (1,047)
EUR      4,643,894           11/30/06 - 12/18/06         5,880,231        5,941,953            61,722
GBP        510,477                      11/27/06           967,472          974,100             6,628
JPY    228,331,155                      11/20/06         1,950,000        1,958,352             8,352
MXN      3,527,840                      11/10/06           319,782          327,422             7,640
ZAR      4,540,626           11/03/06 - 12/04/06           599,790          613,898            14,108
------------------------------------------------------------------------------------------------------
                                                      $ 10,110,438     $ 10,209,714        $   99,276
------------------------------------------------------------------------------------------------------

At October 31, 2006, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $8,385 with Goldman Sachs & Co. and a net receivable of $6,934 with Merrill Lynch International Bank.

FUTURES CONTRACTS OUTSTANDING AT OCTOBER 31, 2006
                                                                                                   UNREALIZED
                                                                                EXPIRATION        APPRECIATION
DESCRIPTION                                    CONTRACTS          VALUE            DATE          (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------

U.S. Treasury Bond (Short)                        16          $ 1,802,500         Dec-06          $ (29,556)
U.S. Treasury Note 5 yr (Long)                    35            3,694,688         Dec-06             25,034
U.S. Treasury Note 10 yr (Short)                  86            9,306,813         Dec-06            (62,528)
---------------------------------------------------------------------------------------------------------------
                                                                                                  $ (67,050)
---------------------------------------------------------------------------------------------------------------

Portfolio of Investments - continued

SWAP AGREEMENTS AT 10/31/06
                                                                                                         UNREALIZED
                              NOTIONAL                             CASH FLOWS         CASH FLOWS        APPRECIATION
EXPIRATION                     AMOUNT           COUNTERPARTY       TO RECEIVE           TO PAY         (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------

CREDIT DEFAULT SWAPS

 9/20/10                   USD  1,130,000      Merrill Lynch           (1)        0.68% (fixed rate)    $ (11,771)
                                               International

12/20/12                   USD  1,290,000      Merrill Lynch           (2)        0.3% (fixed rate)        (6,436)
                                              Capital Services
                                                                                                        ---------
                                                                                                        $ (18,207)
                                                                                                        =========

(1) Fund to receive notional amount upon a defined credit default event by Lennar Corp.,  5.95%, 3/01/13.
(2) Fund to receive notional amount upon a defined credit default event by Bear Stearns & Co., 7.625%, 12/07/09.

At October 31, 2006, the fund had sufficient cash and/or securities to cover any commitments under these derivative contracts.

The following abbreviations are used in this report and are defined:

CDO   Collateralized Debt Obligation
FRN   Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
REIT  Real Estate Investment Trust
TIPS  Treasury Inflation Protected Security

Abbreviations indicate amounts shown in currencies other than the U.S. dollar.
All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD   Australian Dollar           GBP  British Pound
BRL   Brazilian Real              JPY  Japanese Yen
CAD   Canadian Dollar             MXN  Mexican Peso
DKK   Danish Krone                NOK  Norwegian Krone
EUR   Euro                        ZAR  South African Rand

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
At 10/31/06

This statement represents your fund's balance sheet, which details the assets and liabilities comprising the total value of the fund.

ASSETS
------------------------------------------------------------------------------------------------------
Investments, at value (identified cost, $308,534,372)              $ 313,053,966
Cash                                                                     372,922
Receivable for forward foreign currency exchange contracts               108,322
Receivable for forward foreign currency exchange contracts
subject to master netting agreements                                       6,934
Receivable for investments sold                                        5,425,691
Receivable for fund shares sold                                          346,893
Interest and dividends receivable                                      5,378,195
Receivable from investment adviser                                        40,978
------------------------------------------------------------------------------------------------------
Total assets                                                                             $ 324,733,901
------------------------------------------------------------------------------------------------------

LIABILITIES
------------------------------------------------------------------------------------------------------
Distributions payable                                                  $ 374,735
Payable for forward foreign currency exchange contracts                  568,063
Payable for forward foreign currency exchange contracts subject
to master netting agreements                                               8,385
Payable for daily variation margin on open futures contracts              41,922
Payable for investments purchased                                      6,103,801
Payable for fund shares reacquired                                       782,067
Unrealized depreciation on credit default swaps                           18,207
Payable to affiliates
  Management fee                                                           6,918
  Shareholder servicing costs                                             52,892
  Distribution and service fees                                            9,590
  Administrative services fee                                                351
Payable for independent trustees' compensation                            47,993
Accrued expenses and other liabilities                                   191,896
------------------------------------------------------------------------------------------------------
Total liabilities                                                                          $ 8,206,820
------------------------------------------------------------------------------------------------------
Net assets                                                                               $ 316,527,081
------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

NET ASSETS CONSIST OF
------------------------------------------------------------------------------------------------------
Paid-in capital                                                    $ 379,427,005
Unrealized appreciation (depreciation) on investments and
translation of assets and liabilities in foreign currencies            3,983,763
Accumulated net realized gain (loss) on investments and foreign
currency transactions                                               (65,855,103)
Accumulated distributions in excess of net investment income         (1,028,584)
------------------------------------------------------------------------------------------------------
Net assets                                                                               $ 316,527,081
------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                   47,447,771
------------------------------------------------------------------------------------------------------

Class A shares
------------------------------------------------------------------------------------------------------
  Net assets                                                       $ 194,376,073
  Shares outstanding                                                  29,018,858
------------------------------------------------------------------------------------------------------
  Net asset value per share                                                                     $ 6.70
------------------------------------------------------------------------------------------------------
  Offering price per share (100/95.25Xnet asset value per
  share)                                                                                        $ 7.03
------------------------------------------------------------------------------------------------------

Class B shares
------------------------------------------------------------------------------------------------------
  Net assets                                                        $ 77,821,818
  Shares outstanding                                                  11,744,013
------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                  $ 6.63
------------------------------------------------------------------------------------------------------

Class C shares
------------------------------------------------------------------------------------------------------
  Net assets                                                        $ 29,892,354
  Shares outstanding                                                   4,532,261
------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                  $ 6.60
------------------------------------------------------------------------------------------------------

Class I shares
------------------------------------------------------------------------------------------------------
  Net assets                                                        $ 14,436,836
  Shares outstanding                                                   2,152,639
------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per
  share                                                                                         $ 6.71
------------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF OPERATIONS
Year ended 10/31/06

This statement describes how much your fund earned in investment income and accrued in expenses.
It also describes any gains and/or losses generated by fund operations.

NET INVESTMENT INCOME
------------------------------------------------------------------------------------------------------
Income
  Interest                                                          $ 20,746,705
  Dividends                                                               90,722
  Foreign taxes withheld                                                  (1,360)
------------------------------------------------------------------------------------------------------
Total investment income                                                                   $ 20,836,067
------------------------------------------------------------------------------------------------------
Expenses
  Management fee                                                     $ 2,127,856
  Distribution and service fees                                        1,883,326
  Shareholder servicing costs                                            574,110
  Administrative services fee                                             55,810
  Independent trustees' compensation                                      17,280
  Custodian fee                                                          209,458
  Shareholder communications                                              51,451
  Auditing fees                                                           52,827
  Legal fees                                                              11,798
  Miscellaneous                                                           98,232
------------------------------------------------------------------------------------------------------
Total expenses                                                                             $ 5,082,148
------------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                   (39,221)
  Reduction of expenses by investment adviser                         (1,629,089)
------------------------------------------------------------------------------------------------------
Net expenses                                                                               $ 3,413,838
------------------------------------------------------------------------------------------------------
Net investment income                                                                     $ 17,422,229
------------------------------------------------------------------------------------------------------

Statement of Operations - continued

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------------
Realized gain (loss) (identified cost basis)
  Investment transactions                                              $ 901,283
  Futures contracts                                                      (89,821)
  Swap transactions                                                       (4,835)
  Foreign currency transactions                                       (1,069,871)
------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                                                       $ (263,244)
------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments                                                        $ 3,579,580
  Futures contracts                                                      (64,202)
  Swap transactions                                                      (18,207)
  Translation of assets and liabilities in foreign currencies           (472,296)
------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign
currency translation                                                                       $ 3,024,875
------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and
foreign currency                                                                           $ 2,761,631
------------------------------------------------------------------------------------------------------
Change in net assets from operations                                                      $ 20,183,860
------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                                          YEARS ENDED 10/31
                                                               ----------------------------------------
                                                                       2006                        2005

CHANGE IN NET ASSETS

FROM OPERATIONS
-------------------------------------------------------------------------------------------------------
Net investment income                                          $ 17,422,229                $ 18,973,146
Net realized gain (loss) on investments and foreign
currency transactions                                              (263,244)                  8,673,125
Net unrealized gain (loss) on investments and foreign
currency translation                                              3,024,875                 (19,236,160)
-------------------------------------------------------------------------------------------------------
Change in net assets from operations                           $ 20,183,860                 $ 8,410,111
-------------------------------------------------------------------------------------------------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------
From net investment income
  Class A                                                     $ (11,497,120)              $ (11,723,434)
  Class B                                                        (4,796,016)                 (6,438,530)
  Class C                                                        (1,612,849)                 (1,905,524)
  Class I                                                          (848,322)                   (807,911)
-------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                  $ (18,754,307)              $ (20,875,399)
-------------------------------------------------------------------------------------------------------
Change in net assets from fund share transactions             $ (32,158,271)               $ (9,022,268)
-------------------------------------------------------------------------------------------------------
Redemption fees                                                        $ --                     $ 1,105
-------------------------------------------------------------------------------------------------------
Total change in net assets                                    $ (30,728,718)              $ (21,486,451)
-------------------------------------------------------------------------------------------------------

NET ASSETS
-------------------------------------------------------------------------------------------------------
At beginning of period                                          347,255,799                 368,742,250
At end of period (including accumulated distributions
in excess of net investment income of $1,028,584 and
$16,396, respectively)                                        $ 316,527,081               $ 347,255,799
-------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years.
Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in this report.

CLASS A                                                                       YEARS ENDED 10/31
                                                ------------------------------------------------------------------------------
                                                       2006             2005             2004             2003            2002

Net asset value, beginning of period                 $ 6.67           $ 6.90           $ 6.69           $ 6.24          $ 6.46
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM
INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                          $ 0.37           $ 0.38           $ 0.40           $ 0.38          $ 0.41
  Net realized and unrealized gain (loss)
  on investments and foreign currency                  0.05            (0.20)            0.22             0.46           (0.20)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $ 0.42           $ 0.18           $ 0.62           $ 0.84          $ 0.21
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
  From net investment income                        $ (0.39)         $ (0.41)         $ (0.41)         $ (0.39)        $ (0.39)
  From paid-in capital                                   --               --               --               --           (0.04)
------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders        $ (0.39)         $ (0.41)         $ (0.41)         $ (0.39)        $ (0.43)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $ 6.70           $ 6.67           $ 6.90           $ 6.69          $ 6.24
------------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                             6.59             2.68             9.57            13.81            3.39
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                 1.33             1.34             1.32             1.32            1.40
Expenses after expense reductions (f)                  0.83             0.83             0.87             0.93            0.94
Net investment income                                  5.55             5.51             5.92             5.89            6.59
Portfolio turnover                                       66               63               64              136             147
Net assets at end of period (000 omitted)         $ 194,376        $ 196,672        $ 190,165        $ 190,926       $ 176,624
------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS B                                                                       YEARS ENDED 10/31
                                                ------------------------------------------------------------------------------
                                                       2006             2005             2004             2003            2002

Net asset value, beginning of period                 $ 6.59           $ 6.83           $ 6.62           $ 6.18          $ 6.39
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM
INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                          $ 0.32           $ 0.33           $ 0.35           $ 0.34          $ 0.37
  Net realized and unrealized gain (loss)
  on investments and foreign currency                  0.07            (0.21)            0.22             0.45           (0.19)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $ 0.39           $ 0.12           $ 0.57           $ 0.79          $ 0.18
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
  From net investment income                        $ (0.35)         $ (0.36)         $ (0.36)         $ (0.35)        $ (0.36)
  From paid-in capital                                   --               --               --               --           (0.03)
------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders        $ (0.35)         $ (0.36)         $ (0.36)         $ (0.35)        $ (0.39)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $ 6.63           $ 6.59           $ 6.83           $ 6.62          $ 6.18
------------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                             6.06             1.83             8.90            13.00            2.93
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                 1.97             1.99             1.97             1.97            2.05
Expenses after expense reductions (f)                  1.48             1.48             1.52             1.58            1.59
Net investment income                                  4.90             4.89             5.27             5.25            5.95
Portfolio turnover                                       66               63               64              136             147
Net assets at end of period (000 omitted)          $ 77,822        $ 105,223        $ 130,075        $ 146,903       $ 146,096
------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS C                                                                       YEARS ENDED 10/31
                                                ------------------------------------------------------------------------------
                                                       2006             2005             2004             2003            2002

Net asset value, beginning of period                 $ 6.56           $ 6.80           $ 6.59           $ 6.15          $ 6.37
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM
INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                          $ 0.32           $ 0.33           $ 0.35           $ 0.33          $ 0.37
  Net realized and unrealized gain (loss) on
  investments and foreign currency                     0.07            (0.21)            0.22             0.45           (0.20)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $ 0.39           $ 0.12           $ 0.57           $ 0.78          $ 0.17
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
  From net investment income                        $ (0.35)         $ (0.36)         $ (0.36)         $ (0.34)        $ (0.36)
  From paid-in capital                                   --               --               --               --           (0.03)
------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders        $ (0.35)         $ (0.36)         $ (0.36)         $ (0.34)        $ (0.39)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $ 6.60           $ 6.56           $ 6.80           $ 6.59          $ 6.15
------------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                             6.07             1.81             8.91            13.04            2.78
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                 1.98             1.99             1.98             1.97            2.05
Expenses after expense reductions (f)                  1.48             1.48             1.53             1.58            1.59
Net investment income                                  4.90             4.87             5.26             5.23            5.95
Portfolio turnover                                       66               63               64              136             147
Net assets at end of period (000 omitted)          $ 29,892         $ 32,413         $ 36,537         $ 40,703        $ 35,952
------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS I                                                                       YEARS ENDED 10/31
                                                ------------------------------------------------------------------------------
                                                       2006             2005             2004             2003            2002

Net asset value, beginning of period                 $ 6.67           $ 6.91           $ 6.70           $ 6.25          $ 6.47
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM
INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                          $ 0.39           $ 0.40           $ 0.42           $ 0.40          $ 0.44
  Net realized and unrealized gain (loss) on
  investments and foreign currency                     0.07            (0.20)            0.22             0.46           (0.21)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $ 0.46           $ 0.20           $ 0.64           $ 0.86          $ 0.23
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
  From net investment income                        $ (0.42)         $ (0.44)         $ (0.43)         $ (0.41)        $ (0.41)
  From paid-in capital                                   --               --               --               --           (0.04)
------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders        $ (0.42)         $ (0.44)         $ (0.43)         $ (0.41)        $ (0.45)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $ 6.71           $ 6.67           $ 6.91           $ 6.70          $ 6.25
------------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                7.11             2.90             9.95            14.19            3.75
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                 0.98             0.99             0.97             0.97            1.05
Expenses after expense reductions (f)                  0.48             0.48             0.52             0.58            0.59
Net investment income                                  5.89             5.86             6.28             6.23            6.93
Portfolio turnover                                       66               63               64              136             147
Net assets at end of period (000 omitted)          $ 14,437         $ 12,947         $ 11,965          $ 9,764        $ 10,029
------------------------------------------------------------------------------------------------------------------------------

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

MFS Strategic Income Fund (the fund) is a series of MFS Series Trust VIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

INVESTMENT VALUATIONS - Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Values of debt instruments obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which they are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Swaps are generally valued at a broker-dealer bid quotation. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service. The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund's net asset value may differ from quoted or published prices for the same investments. In September 2006, FASB Statement No. 157, Fair Value Measurements (the "Statement") was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund's financial statements.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

INFLATION-ADJUSTED DEBT SECURITIES - The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted by references to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security's original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

DERIVATIVE RISK - The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative's original cost. Derivative instruments include futures contracts, forward foreign currency exchange contracts and swap agreements.

FUTURES CONTRACTS - The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. Upon entering into such contracts, the fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the contract. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

SWAP AGREEMENTS - The fund may enter into swap agreements. A swap is an exchange of cash payments between the fund and another party. Net cash payments are exchanged at specified intervals and are recorded as a realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily and the change in value, including accruals of periodic amounts of interest to be paid or received, is recorded as unrealized appreciation or depreciation in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund's custodian in connection with these agreements. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include the possible lack of a liquid market, failure of the counterparty to perform under the terms of the agreements, and unfavorable market movement of the underlying instrument. All swap agreements entered into by the fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

CREDIT DEFAULT SWAPS - In a credit default swap, one party makes a stream of payments based on a fixed percentage applied to the notional amount to another party in exchange for the right to receive a specified return in the event of a default by a third party, such as a corporate issuer or foreign issuer, on its obligation. The fund may enter into credit default swaps to limit or to reduce its risk exposure to defaults of corporate and sovereign issuers or to create direct or synthetic short or long exposure to corporate debt securities or certain sovereign debt securities to which it is not otherwise exposed.

INDEMNIFICATIONS - Under the fund's organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

SHORT TERM FEES - For purchases made on or after July 1, 2004 and before April 1, 2005, the fund charged a 2% redemption fee (which was retained by the fund) on proceeds from Class A, Class B, Class C, and Class I shares redeemed or exchanged within 5 business days following their acquisition (either by purchase or exchange). Effective April 1, 2005, the fund no longer charges a redemption fee. See the fund's prospectus for details. Any redemption fees charged are accounted for as an addition to paid-in-capital.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements involving its portfolio holdings. Any proceeds received are reflected in realized gain/loss in the Statement of Operations, or in unrealized gain/loss if the security is still held by the fund.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2006, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards, amortization and accretion of debt securities, defaulted bonds, straddle loss deferrals and foreign currency transactions.

The tax character of distributions declared to shareholders is as follows:

                                                        10/31/06      10/31/05

Ordinary income (including any short-term
 capital gains)                                     $ 18,754,307  $ 20,875,399

The federal tax cost and the tax basis components of distributable earnings were as follows:

          AS OF 10/31/06

          Cost of investments                        $309,967,509
          --------------------------------------------------------
          Gross appreciation                           $7,033,880
          Gross depreciation                           (3,947,423)
          --------------------------------------------------------
          Net unrealized appreciation (depreciation)   $3,086,457
          Undistributed ordinary income                   930,076
          Capital loss carryforwards                  (64,524,586)
          Other temporary differences                  (2,391,871)

As of October 31, 2006, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

          10/31/07                                   $(11,626,162)
          10/31/08                                     (3,849,634)
          10/31/09                                    (17,590,678)
          10/31/10                                    (28,105,973)
          10/31/14                                     (3,352,139)
          ----------------------------------------------------------
                                                    $ (64,524,586)

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is evaluating the application of the Interpretation to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Interpretation on the fund financial statements.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the fund's average daily net assets. As part of a settlement agreement with the New York Attorney General concerning market timing and related matters, MFS has agreed to reduce the management fee to 0.40% of the fund's average daily net assets for the period March 1, 2004 through February 28, 2009. For the year ended October 31, 2006, this waiver amounted to $818,406 and is reflected as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2006 was equivalent to an annual effective rate of 0.40% of the fund's average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund's operating expenses, exclusive of management, distribution and service and certain other fees and expenses, such that operating expenses do not exceed 0.08% annually of the fund's average daily net assets. This written agreement will continue through February 28, 2007 unless changed or rescinded by the fund's Board of Trustees. For the year ended October 31, 2006, this reduction amounted to $808,847 and is reflected as a reduction of total expenses in the Statement of Operations.

DISTRIBUTOR - MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $40,598 for the year ended October 31, 2006, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Fee Plan Table:
                                                                          TOTAL            ANNUAL        DISTRIBUTION
                             DISTRIBUTION            SERVICE       DISTRIBUTION         EFFECTIVE         AND SERVICE
                                 FEE RATE           FEE RATE            PLAN(d)           RATE(e)                 FEE

Class A                             0.10%              0.25%              0.35%             0.35%           $ 676,081
Class B                             0.75%              0.25%              1.00%             1.00%             903,224
Class C                             0.75%              0.25%              1.00%             1.00%             304,021
---------------------------------------------------------------------------------------------------------------------
Total Distribution and Service Fees                                                                        $1,883,326

(d) In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class' average daily net assets.
(e) The annual effective rates represent actual fees incurred under the distribution plan for the year ended October
    31, 2006 based on each class' average daily net assets. Assets attributable to Class A shares sold prior to May
    14, 1991 are subject to a service fee of 0.15% annually.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2006, were as follows:

                                                          AMOUNT

              Class A                                     $4,515
              Class B                                    123,645
              Class C                                      3,000

SHAREHOLDER SERVICING AGENT - MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended October 31, 2006, the fee was $311,215, which equated to 0.0951% annually of the fund's average daily net assets. MFSC also receives payment from the fund for out-of-pocket and sub-accounting expenses paid by MFSC on behalf of the fund. For the year ended October 31, 2006, these costs amounted to $119,421. The fund may also pay shareholder servicing related costs to non-related parties.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on calendar year average net assets. From
July 1, 2005 through March 31, 2006, the fund's annual fixed amount was $10,000. Effective April 1, 2006, the fund's annual fixed amount is $17,500.

The administrative services fee incurred for the year ended October 31, 2006 was equivalent to an annual effective rate of 0.0171% of the fund's average daily net assets.

TRUSTEES' AND OFFICERS' COMPENSATION - The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

The fund has an unfunded, defined benefit plan for certain retired independent trustees which resulted in a pension expense of $3,827. The fund also has an unfunded retirement benefit deferral plan for certain independent trustees which resulted in an expense of $904. Both amounts are included in independent trustees' compensation for the year ended October 31, 2006. The deferred liability for retirement benefits payable to certain independent trustees under both plans amounted to $46,571 at October 31, 2006, and is included in payable for independent trustees' compensation.

OTHER - This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended October 31, 2006, the fee paid to Tarantino LLC was $2,083. MFS has agreed to reimburse the fund for a portion of the payments made by the funds to Tarantino LLC in the amount of $1,836, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                      PURCHASES            SALES

U.S. government securities                          $ 4,238,457     $ 18,835,658
--------------------------------------------------------------------------------
Investments (non-U.S. government securities)      $ 202,033,725    $ 205,671,639
--------------------------------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                YEAR ENDED                           YEAR ENDED
                                                 10/31/06                             10/31/05
                                        SHARES             AMOUNT            SHARES             AMOUNT
Shares sold
  Class A                               7,712,553        $ 51,176,438        7,084,535        $ 48,473,747
  Class B                               1,928,316          12,657,467        2,563,239          17,354,036
  Class C                                 877,466           5,731,384        1,175,188           7,918,678
  Class I                                 598,513           3,977,143          612,319           4,182,602
----------------------------------------------------------------------------------------------------------
                                       11,116,848        $ 73,542,432       11,435,281        $ 77,929,063

Shares issued to shareholders in
reinvestment of distributions
  Class A                               1,324,781         $ 8,804,098        1,328,861         $ 9,073,574
  Class B                                 474,951           3,123,983          632,755           4,277,333
  Class C                                 167,284           1,095,071          193,534           1,301,741
  Class I                                 124,268             827,038          117,226             801,159
----------------------------------------------------------------------------------------------------------
                                        2,091,284        $ 13,850,190        2,272,376        $ 15,453,807

Shares reacquired
  Class A                              (9,521,478)      $ (63,205,306)      (6,458,423)      $ (44,214,430)
  Class B                              (6,615,439)        (43,457,070)      (6,289,685)        (42,503,537)
  Class C                              (1,450,661)         (9,496,718)      (1,805,105)        (12,125,937)
  Class I                                (510,060)         (3,391,799)        (520,680)         (3,561,234)
----------------------------------------------------------------------------------------------------------
                                      (18,097,638)     $ (119,550,893)     (15,073,893)     $ (102,405,138)

Net change
  Class A                                (484,144)       $ (3,224,770)       1,954,973        $ 13,332,891
  Class B                              (4,212,172)        (27,675,620)      (3,093,691)        (20,872,168)
  Class C                                (405,911)         (2,670,263)        (436,383)         (2,905,518)
  Class I                                 212,721           1,412,382          208,865           1,422,527
----------------------------------------------------------------------------------------------------------
                                       (4,889,506)      $ (32,158,271)      (1,366,236)       $ (9,022,268)

(6) LINE OF CREDIT

The fund and other affiliated funds participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other affiliated funds have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.35%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended October 31, 2006, the fund's commitment fee and interest expense were $2,163 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust VIII and Shareholders of
MFS Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Strategic Income Fund (the Fund), (one of the portfolios comprising MFS Series Trust VIII), including the portfolio of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the Fund's custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Strategic Income Fund at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                               ERNST & YOUNG LLP
Boston, Massachusetts
December 21, 2006

TRUSTEES AND OFFICERS --
IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of December 1, 2006, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                                 PRINCIPAL OCCUPATIONS DURING
                                  POSITION(S) HELD         TRUSTEE/OFFICER          THE PAST FIVE YEARS &
NAME, DATE OF BIRTH                   WITH FUND                SINCE(h)             OTHER DIRECTORSHIPS(j)
-------------------               ----------------         ---------------       ----------------------------
INTERESTED TRUSTEES
Robert J. Manning(k)             Trustee                  February 2004       Massachusetts Financial Services
(born 10/20/63)                                                               Company, Chief Executive Officer,
                                                                              President, Chief Investment
                                                                              Officer and Director

Robert C. Pozen(k)               Trustee                  February 2004       Massachusetts Financial Services
(born 8/08/46)                                                                Company, Chairman (since February
                                                                              2004); Secretary of Economic
                                                                              Affairs, The Commonwealth of
                                                                              Massachusetts (January 2002 to
                                                                              December 2002); Fidelity
                                                                              Investments, Vice Chairman (June
                                                                              2000 to December 2001); Fidelity
                                                                              Management & Research Company
                                                                              (investment adviser), President
                                                                              (March 1997 to July 2001); Bell
                                                                              Canada Enterprises
                                                                              (telecommunications), Director;
                                                                              Medtronic, Inc. (medical
                                                                              technology), Director; Telesat
                                                                              (satellite communications),
                                                                              Director

INDEPENDENT TRUSTEES
J. Atwood Ives                   Trustee and Chair        February 1992       Private investor; Eastern
(born 5/01/36)                   of Trustees                                  Enterprises (diversified services
                                                                              company), Chairman, Trustee and
                                                                              Chief Executive Officer (until
                                                                              November 2000)

Robert E. Butler(n)              Trustee                  January 2006        Consultant - regulatory and
(born 11/29/41)                                                               compliance matters (since July
                                                                              2002); PricewaterhouseCoopers LLP
                                                                              (professional services firm),
                                                                              Partner (November 2000 until June
                                                                              2002)

Lawrence H. Cohn, M.D.           Trustee                  August 1993         Brigham and Women's Hospital,
(born 3/11/37)                                                                Senior Cardiac Surgeon, Chief of
                                                                              Cardiac Surgery (until 2005);
                                                                              Harvard Medical School, Professor
                                                                              of Surgery; Brigham and Women's
                                                                              Hospital Physicians' Organization,
                                                                              Chair (2000 to 2004)

David H. Gunning                 Trustee                  January 2004        Cleveland-Cliffs Inc. (mining
(born 5/30/42)                                                                products and service provider),
                                                                              Vice Chairman/Director (since
                                                                              April 2001); Encinitos Ventures
                                                                              (private investment company),
                                                                              Principal (1997 to April 2001);
                                                                              Lincoln Electric Holdings, Inc.
                                                                              (welding equipment manufacturer),
                                                                              Director

William R. Gutow                 Trustee                  December 1993       Private investor and real estate
(born 9/27/41)                                                                consultant; Capitol Entertainment
                                                                              Management Company (video
                                                                              franchise), Vice Chairman

Michael Hegarty                  Trustee                  December 2004       Retired; AXA Financial (financial
(born 12/21/44)                                                               services and insurance), Vice
                                                                              Chairman and Chief Operating
                                                                              Officer (until May 2001); The
                                                                              Equitable Life Assurance Society
                                                                              (insurance), President and Chief
                                                                              Operating Officer (until May 2001)

Lawrence T. Perera               Trustee                  July 1981           Hemenway & Barnes (attorneys),
(born 6/23/35)                                                                Partner

J. Dale Sherratt                 Trustee                  August 1993         Insight Resources, Inc.
(born 9/23/38)                                                                (acquisition planning
                                                                              specialists), President; Wellfleet
                                                                              Investments (investor in health
                                                                              care companies), Managing General
                                                                              Partner (since 1993); Cambridge
                                                                              Nutraceuticals (professional
                                                                              nutritional products), Chief
                                                                              Executive Officer (until May 2001)

Laurie J. Thomsen                Trustee                  March 2005          Private investor; Prism Venture
(born 8/05/57)                                                                Partners (venture capital), Co-
                                                                              founder and General Partner (until
                                                                              June 2004); St. Paul Travelers
                                                                              Companies (commercial property
                                                                              liability insurance), Director

Robert W. Uek                    Trustee                  January 2006        Retired (since 1999);
(born 5/18/41)                                                                PricewaterhouseCoopers LLP
                                                                              (professional services firm),
                                                                              Partner (until 1999); Consultant
                                                                              to investment company industry
                                                                              (since 2000); TT International
                                                                              Funds (mutual fund complex),
                                                                              Trustee (2000 until 2005);
                                                                              Hillview Investment Trust II Funds
                                                                              (mutual fund complex), Trustee
                                                                              (2000 until 2005)

OFFICERS
Maria F. Dwyer(k)                President                November 2005       Massachusetts Financial Services
(born 12/01/58)                                                               Company, Executive Vice President
                                                                              and Chief Regulatory Officer
                                                                              (since March 2004); Fidelity
                                                                              Management & Research Company,
                                                                              Vice President (prior to March
                                                                              2004); Fidelity Group of Funds,
                                                                              President and Treasurer (prior to
                                                                              March 2004)

Tracy Atkinson(k)                Treasurer                September 2005      Massachusetts Financial Services
(born 12/30/64)                                                               Company, Senior Vice President
                                                                              (since September 2004);
                                                                              PricewaterhouseCoopers LLP,
                                                                              Partner (prior to September 2004)

Christopher R. Bohane(k)         Assistant Secretary      July 2005           Massachusetts Financial Services
(born 1/18/74)                   and Assistant Clerk                          Company, Vice President and Senior
                                                                              Counsel (since April 2003);
                                                                              Kirkpatrick & Lockhart LLP (law
                                                                              firm), Associate (prior to April
                                                                              2003)

Ethan D. Corey(k)                Assistant Secretary      July 2005           Massachusetts Financial Services
(born 11/21/63)                  and Assistant Clerk                          Company, Special Counsel (since
                                                                              December 2004); Dechert LLP (law
                                                                              firm), Counsel (prior to December
                                                                              2004)

David L. DiLorenzo(k)            Assistant Treasurer      July 2005           Massachusetts Financial Services
(born 8/10/68)                                                                Company, Vice President (since
                                                                              June 2005); JP Morgan Investor
                                                                              Services, Vice President (prior to
                                                                              June 2005)

Timothy M. Fagan(k)              Assistant Secretary      September 2005      Massachusetts Financial Services
(born 7/10/68)                   and Assistant Clerk                          Company, Vice President and Senior
                                                                              Counsel (since September 2005);
                                                                              John Hancock Advisers, LLC, Vice
                                                                              President and Chief Compliance
                                                                              Officer (September 2004 to August
                                                                              2005), Senior Attorney (prior to
                                                                              September 2004); John Hancock
                                                                              Group of Funds, Vice President and
                                                                              Chief Compliance Officer
                                                                              (September 2004 to December 2004)

Mark D. Fischer(k)               Assistant Treasurer      July 2005           Massachusetts Financial Services
(born 10/27/70)                                                               Company, Vice President (since May
                                                                              2005); JP Morgan Investment
                                                                              Management Company, Vice President
                                                                              (prior to May 2005)

Brian E. Langenfeld(k)           Assistant Secretary      June 2006           Massachusetts Financial Services
(born 3/07/73)                   and Assistant Clerk                          Company, Assistant Vice President
                                                                              and Counsel (since May 2006); John
                                                                              Hancock Advisers, LLC, Assistant
                                                                              Vice President and Counsel (May
                                                                              2005 to April 2006); John Hancock
                                                                              Advisers, LLC, Attorney and
                                                                              Assistant Secretary (prior to May
                                                                              2005)

Ellen Moynihan(k)                Assistant Treasurer      April 1997          Massachusetts Financial Services
(born 11/13/57)                                                               Company, Senior Vice President

Susan S. Newton(k)               Assistant Secretary      May 2005            Massachusetts Financial Services
(born 3/07/50)                   and Assistant Clerk                          Company, Senior Vice President and
                                                                              Associate General Counsel (since
                                                                              April 2005); John Hancock
                                                                              Advisers, LLC, Senior Vice
                                                                              President, Secretary and Chief
                                                                              Legal Officer (prior to April
                                                                              2005); John Hancock Group of
                                                                              Funds, Senior Vice President,
                                                                              Secretary and Chief Legal Officer
                                                                              (prior to April 2005)

Susan A. Pereira(k)              Assistant Secretary      July 2005           Massachusetts Financial Services
(born 11/05/70)                  and Assistant Clerk                          Company, Vice President and Senior
                                                                              Counsel (since June 2004); Bingham
                                                                              McCutchen LLP (law firm),
                                                                              Associate (prior to June 2004)

Mark N. Polebaum(k)              Secretary and Clerk      January 2006        Massachusetts Financial Services
(born 5/01/52)                                                                Company, Executive Vice President,
                                                                              General Counsel and Secretary
                                                                              (since January 2006); Wilmer
                                                                              Cutler Pickering Hale and Dorr LLP
                                                                              (law firm), Partner (prior to
                                                                              January 2006)

Frank L. Tarantino               Independent Chief        June 2004           Tarantino LLC (provider of
(born 3/07/44)                   Compliance Officer                           compliance services), Principal
                                                                              (since June 2004); CRA Business
                                                                              Strategies Group (consulting
                                                                              services), Executive Vice
                                                                              President (April 2003 to June
                                                                              2004); David L. Babson & Co.
                                                                              (investment adviser), Managing
                                                                              Director, Chief Administrative
                                                                              Officer and Director (prior to
                                                                              March 2003)

James O. Yost(k)                 Assistant Treasurer      September 1990      Massachusetts Financial Services
(born 6/12/60)                                                                Company, Senior Vice President

------------
(h) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(k) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders' meeting in 2005 to elect Trustees, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Sherratt and Uek and Ms. Thomsen are members of the
Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2006, the Trustees served as board members of 98 funds within the MFS
Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

-------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                CUSTODIANS
Massachusetts Financial Services Company          State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741        225 Franklin Street, Boston, MA 02110

DISTRIBUTOR                                       JPMorgan Chase Bank
MFS Fund Distributors, Inc.                       One Chase Manhattan Plaza
500 Boylston Street, Boston, MA 02116-3741        New York, NY 10081

PORTFOLIO MANAGERS                                INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
John Addeo                                        Ernst & Young LLP
James J. Calmas                                   200 Clarendon Street, Boston, MA 02116
Robert D. Persons
Matthew W. Ryan
Erik S. Weisman

BOARD REVIEW OF INVESTMENT
ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Fund's investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2006 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Fund's investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2005 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("MFS peer funds"), (ii) information provided by Lipper Inc. on the Fund's advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Fund, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund's total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund's Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2005, which the Trustees believed was a long enough period to reflect differing market conditions. The Fund's performance was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund's Class A shares was in the 3rd quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2005 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the ongoing substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS' efforts to improve the Fund's performance, including the recent restructuring of responsibilities among MFS' senior investment management executives and the replacement of the Fund's primary portfolio manager in 2004 and the addition of a portfolio manager in May 2005. In addition, the Trustees requested that they receive a separate update on the Fund's performance at each of their meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS' responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund's advisory fee, the Trustees considered, among other information, the Fund's advisory fee and the total expense ratio of the Fund's Class A shares as a percentage of average net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS observes an advisory fee reduction that will remain in effect for the Fund through February 28, 2009 as part of MFS' settlement with the New York Attorney General concerning market timing and related matters and that MFS has agreed in writing to observe an expense limitation for the Fund. The Trustees also considered that, according to the Lipper data, the Fund's effective advisory fee rate (taking into account the advisory fee reduction and expense limitation) and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund's advisory fee rate schedule is not currently subject to any breakpoints. Taking into account the advisory fee reduction and expense limitation described above, the Trustees determined not to recommend any advisory fee breakpoints at this time.

The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser which also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund's behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions, if applicable, to pay for investment research and other similar services (excluding third-party research, for which MFS pays directly), and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund's investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2006.

A discussion regarding the Board's most recent review and renewal of the Fund's investment advisory agreement is available by clicking on the fund's name under "Select a fund" on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q may be reviewed and copied at the:

               Public Reference Room
               Securities and Exchange Commission
               100 F Street, NE, Room 1580
               Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-5850. The fund's Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2006 income tax forms in January 2007.

MFS(R) PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

    o data from investment applications and other forms
    o share balances and transactional history with us, our affiliates, or others
    o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

WEB SITE                                MAILING ADDRESS
mfs.com                                 MFS Service Center, Inc.
                                        P.O. Box 55824
MFS TALK                                Boston, MA
1-800-637-8255                          02205-5824
24 hours a day
                                        OVERNIGHT MAIL
ACCOUNT SERVICE AND                     MFS Service Center, Inc.
LITERATURE                              500 Boylston Street
                                        Boston, MA 02116-3741
SHAREHOLDERS
1-800-225-2606
8 a.m. to 8 p.m. ET

INVESTMENT PROFESSIONALS
1-800-343-2829
8 a.m. to 8 p.m. ET

RETIREMENT PLAN SERVICES
1-800-637-1255
8 a.m. to 8 p.m. ET

--------------------------------------------------------------------------------
Go paperless with EDELIVERY: Arrange to have MFS send prospectuses, reports, and proxies directly to your e-mail inbox. You'll get timely information and less clutter in your mailbox (not to mention help your fund save printing and postage costs).

SIGN UP: If your account is registered with us, simply go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS TALK, MFS Access, and eDelivery may not be available to you.
--------------------------------------------------------------------------------

M F S(R)
INVESTMENT MANAGEMENT

                             M F S(R)
                             INVESTMENT MANAGEMENT

[graphic omitted]

                                 ANNUAL REPORT

MFS(R) GLOBAL GROWTH FUND

LETTER FROM THE CEO                                               1
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PORTFOLIO COMPOSITION                                             2
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MANAGEMENT REVIEW                                                 3
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PERFORMANCE SUMMARY                                               5
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EXPENSE TABLE                                                     8
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PORTFOLIO OF INVESTMENTS                                         10
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STATEMENT OF ASSETS AND LIABILITIES                              16
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STATEMENT OF OPERATIONS                                          19
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STATEMENTS OF CHANGES IN NET ASSETS                              20
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FINANCIAL HIGHLIGHTS                                             21
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NOTES TO FINANCIAL STATEMENTS                                    28
-------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM          38
-------------------------------------------------------------------
TRUSTEES AND OFFICERS                                            39
-------------------------------------------------------------------
BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT                    45
-------------------------------------------------------------------
PROXY VOTING POLICIES AND INFORMATION                            50
-------------------------------------------------------------------
QUARTERLY PORTFOLIO DISCLOSURE                                   50
-------------------------------------------------------------------
FEDERAL TAX INFORMATION                                          50
-------------------------------------------------------------------
MFS(R) PRIVACY NOTICE                                            51
-------------------------------------------------------------------
CONTACT INFORMATION                                      BACK COVER
-------------------------------------------------------------------

THE REPORT IS PREPARED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

------------------------------------------------------------------------------
                      NOT FDIC INSURED o MAY LOSE VALUE o
              NO BANK OR CREDIT UNION GUARANTEE o NOT A DEPOSIT o
                NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR
                                   NCUA/NCUSIF
------------------------------------------------------------------------------

                                                                       10/31/06
                                                                        WGF-ANN

LETTER FROM THE CEO

[Photo of Robert J. Manning]

Dear Shareholders:

    What a difference a year can make. By the end of 2005, the Dow Jones Industrial Average had lost value over the course of the year, as stocks were beaten back by a myriad of investor worries, including a spike in oil prices, a rise in interest rates, and political uncertainty in the Middle East.

    Fast forward to 2006, and we have seen a dramatically different picture. While there were some fluctuations in the global markets in the first half of the year, the second half of 2006 has, so far, been good to many investors. Oil prices retreated, boosting consumer confidence, and interest rates have held steady. U.S. stock markets responded favorably to this news, as the Dow reached a record high in October, passing the 12,000 mark.

    What does all of this mean for you? If you're focused on a long-term investment strategy, the high points in the road -- and the bumps -- should not necessarily dictate portfolio action on your part. Markets are inherently cyclical, and we firmly believe that investors who remain committed to a long-term investment strategy are more likely to achieve their goals than those who consistently chase short-term performance.

    At MFS(R), our unique teamwork approach to managing money and our global research platform support an unwavering focus on helping you realize your long-term financial goals. We believe in a three-pronged investment strategy of allocating your holdings across major asset classes, diversifying within each class, and rebalancing regularly. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience -- two traits that are essential to capitalizing on the many opportunities the financial markets can offer.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    December 15, 2006

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

              PORTFOLIO STRUCTURE (i)

              Bonds                                      99.6%
              Cash & Other Net Assets                     0.4%

              TOP TEN HOLDINGS

              TOTAL S.A.                                  2.2%
              ------------------------------------------------
              LVMH Moet Hennessy
              Louis Vuitton S.A.                          2.2%
              ------------------------------------------------
              HSBC Holdings PLC                           2.0%
              ------------------------------------------------
              Tesco PLC                                   1.8%
              ------------------------------------------------
              UBS AG                                      1.8%
              ------------------------------------------------
              BHP Billiton Ltd.                           1.7%
              ------------------------------------------------
              Procter & Gamble Co.                        1.6%
              ------------------------------------------------
              Johnson & Johnson                           1.5%
              ------------------------------------------------
              WPP Group PLC                               1.5%
              ------------------------------------------------
              Royal Philips Electronics N.V.              1.4%
              ------------------------------------------------

              EQUITY SECTORS

              Financial Services                         18.3%
              ------------------------------------------------
              Technology                                 13.7%
              ------------------------------------------------
              Consumer Staples                           11.2%
              ------------------------------------------------
              Health Care                                10.4%
              ------------------------------------------------
              Basic Materials                             9.4%
              ------------------------------------------------
              Retailing                                   8.8%
              ------------------------------------------------
              Leisure                                     7.7%
              ------------------------------------------------
              Energy                                      6.0%
              ------------------------------------------------
              Utilities & Communications                  5.0%
              ------------------------------------------------
              Industrial Goods & Services                 3.6%
              ------------------------------------------------
              Special Products & Services                 3.0%
              ------------------------------------------------
              Autos & Housing                             1.8%
              ------------------------------------------------
              Transportation                              0.7%
              ------------------------------------------------

              COUNTRY WEIGHTINGS

              United States                              34.1%
              ------------------------------------------------
              United Kingdom                             11.3%
              ------------------------------------------------
              Japan                                       9.9%
              ------------------------------------------------
              France                                      9.3%
              ------------------------------------------------
              Switzerland                                 6.2%
              ------------------------------------------------
              Germany                                     3.5%
              ------------------------------------------------
              Hong Kong                                   3.1%
              ------------------------------------------------
              Brazil                                      2.7%
              ------------------------------------------------
              Mexico                                      2.1%
              ------------------------------------------------
              Other                                      17.8%
              ------------------------------------------------

Percentages are based on net assets as of 10/31/06.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

SUMMARY OF RESULTS

For the twelve months ended October 31, 2006, Class A shares of the MFS Global Growth Fund provided a total return of 19.25%, at net asset value. This compares with a return of 18.50% for the fund's benchmark, the MSCI All Country World Growth Index, and a return of 17.29% for the fund's other benchmark, the MSCI World Growth Index.

CONTRIBUTORS TO PERFORMANCE

Stock selection in the utilities and communications sector boosted performance relative to the MSCI All Country World Growth Index over the period. Our holdings in electric utility company Iberdrola(g) (Spain) was a top performer. Iberdrola benefited from merger speculation taking place in the European utilities industry. Other strong performers in this sector included wireless communications company China Mobile (Hong Kong), telecommunications firms Telenor (Norway) and Telus (Canada), and energy and utility operator Suez(c)(g) (France). The performance of Telenor was driven by a very successful first quarter in 2006 with strong results across all of its businesses and, we believe, the company's shares were further strengthened by substantial growth from its emerging market mobile businesses.

In the retailing sector, security selection benefited relative returns. Consumer products exporter Li & Fung (Hong Kong) was among the top contributors to relative results as shares gained on strong revenue growth and improved margins during the period. We feel that Li & Fung's acquisition of a private label buying division, which will allow the company to expand its European business, also had a positive impact on its stock.

Security selection and, to a lesser extent, our underweighted position in the energy sector contributed to relative returns over the period. Our holdings in global seamless steel pipe manufacturer Tenaris(g) benefited relative performance as the firm increased revenues and net income in the second quarter of 2006 due, in part, to improved prices and higher volumes.

Individual stocks in other sectors that aided relative results included wealth management company Julius Baer Holding(c) (Switzerland), banking firm UniCredito Italiano (Italy), and pulp manufacturer Aracruz Celulose (Brazil).

All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark. During the reporting period, our currency exposure was a contributor to the fund's relative performance.

DETRACTORS FROM PERFORMANCE

Stock selection in the special products and services sector held back performance relative to the MSCI All Country World Growth Index. Our holdings in multimedia image provider Getty Images(g) and automated teller machine operator Euronet(c)(g) were among the fund's top detractors. Getty Images' stock fell due to a slowing image market that led to a depressed revenue trend for both the second quarter and full year of 2006.

In the health care sector, stock selection hurt relative returns, with our holdings in medical device maker Cyberonics(c)(g) hindering results. It is our belief that Cyberonic's shares have been under pressure, in part, because earlier in the year the company lowered its revenue guidance for the fourth quarter of 2006 to reflect the poor reimbursement environment for its drugs.

Stock selection in the industrial goods and services sector also detracted, although no individual securities within the sector were among the fund's top detractors.

Several individual securities in other sectors detracted from relative results. These included network equipment manufacturer Juniper Networks(g), network security software company Symantec(c)(g), and network chip maker Marvell Technology Group. Although the utilities and communications sector was an overall contributor to relative performance, our holdings in wireless phone services provider Vodafone Group(g) (UK) held back results. Our holdings in consumer finance firms Aiful(g) (Japan) and Aeon Credit Service (Japan), and basic chemicals maker Kaneka(g) (Japan) also hurt relative returns.

Respectfully,

Barry Dargan                                  Nicholas Smithie
Portfolio Manager                             Portfolio Manager

(c) Security is not a benchmark constituent.
(g) Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio's current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/06

The following chart illustrates the historical performance of the fund's Class A shares in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary.)

PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE SO YOUR SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT MFS.COM. (FOR THE MOST RECENT MONTH-END PERFORMANCE FOR CLASS I SHARES CALL 1-800-343-2829.) THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                  MFS Global                        MSCI All
                 Growth Fund-     MSCI World     Country World
                    Class A      Growth Index    Growth Index

     $10/96        $ 9,425         $10,000          $10,000
      12/96          9,400          10,000           10,000
      10/97         10,855          11,580           11,104
      10/98         10,640          14,039           13,163
      10/99         14,697          18,079           17,060
      10/00         18,697          17,539           16,537
      10/01         12,918          11,870           11,228
      10/02         11,264          10,354            9,899
      10/03         14,069          12,477           12,019
      10/04         15,714          13,527           13,055
      10/05         17,785          15,339           14,945
      10/06         21,209          17,992           17,710

TOTAL RETURNS THROUGH 10/31/06

AVERAGE ANNUAL WITHOUT SALES CHARGE

   Share class     Class inception date        1-yr        5-yr        10-yr
----------------------------------------------------------------------------
        A                11/18/93             19.25%      10.42%       8.45%
----------------------------------------------------------------------------
        B                11/18/93             18.34%       9.59%       7.64%
----------------------------------------------------------------------------
        C                 1/03/94             18.40%       9.59%       7.63%
----------------------------------------------------------------------------
        I                 1/02/97             19.55%      10.69%       8.72%
----------------------------------------------------------------------------
        R                12/31/02             18.95%      10.20%       8.34%
----------------------------------------------------------------------------
        R1                4/01/05             18.25%       9.55%       7.62%
----------------------------------------------------------------------------
        R2                4/01/05             18.69%       9.67%       7.68%
----------------------------------------------------------------------------
        R3               10/31/03             18.79%       9.79%       7.74%
----------------------------------------------------------------------------
        R4                4/01/05             19.07%      10.37%       8.42%
----------------------------------------------------------------------------
        R5                4/01/05             19.44%      10.47%       8.47%
----------------------------------------------------------------------------

AVERAGE ANNUAL
Comparative benchmarks
----------------------------------------------------------------------------
MSCI All Country World Growth Index (f)       18.50%       9.54%         N/A
----------------------------------------------------------------------------
MSCI World Growth Index (f)                   17.29%       8.67%       6.05%
----------------------------------------------------------------------------

AVERAGE ANNUAL WITH SALES CHARGE
   Share class
----------------------------------------------------------------------------
        A                                     12.40%       9.12%       7.81%
With Initial Sales Charge (5.75%)
----------------------------------------------------------------------------
        B                                     14.34%       9.31%       7.64%
With CDSC (Declining over six years
from 4% to 0%) (x)
----------------------------------------------------------------------------
        C                                     17.40%       9.59%       7.63%
With CDSC (1% for 12 months) (x)
----------------------------------------------------------------------------

Class I, R, R1, R2, R3, R4, and R5 shares do not have a sales charge. Please see Notes to Performance Summary for more details.

CDSC - Contingent Deferred Sales Charge.
(f) Source: FactSet Research Systems Inc.
(x) Assuming redemption at the end of the applicable period.

Returns for the MSCI All Country World Growth Index are not available for periods prior to January 1, 1997.

INDEX DEFINITIONS

Morgan Stanley Capital International (MSCI) All Country World Growth
Index - a market capitalization index that is designed to measure equity market performance for growth securities in the global developed and emerging markets.

Morgan Stanley Capital International (MSCI) World Growth Index - a market capitalization index that is designed to measure global developed market equity performance for growth securities.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class R shares are available only to existing Class R shareholders. Class I shares are only available to certain eligible investors, and Class R1, R2, R3, R4, and R5 shares are only available to certain retirement plans.

Performance for Classes I, R, R4, and R5 shares includes the performance of the fund's Class A shares for periods prior to their offering. Performance for Classes R1, R2, and R3 shares includes the performance of the fund's Class B shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2006 through October 31, 2006.

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments and redemption fees on certain exchanges and redemptions, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2006 through October 31, 2006.

ACTUAL EXPENSES

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-------------------------------------------------------------------------------
                                                                       Expenses
                                                                     Paid During
                         Annualized    Beginning        Ending        Period(p)
Share                      Expense   Account Value   Account Value     5/01/06-
Class                       Ratio       5/01/06        10/31/06        10/31/06
--------------------------------------------------------------------------------
        Actual              1.47%      $1,000.00       $1,022.20         $7.49
  A     ------------------------------------------------------------------------
        Hypothetical (h)    1.47%      $1,000.00       $1,017.80         $7.48
--------------------------------------------------------------------------------
        Actual              2.23%      $1,000.00       $1,017.70        $11.34
  B    -------------------------------------------------------------------------
        Hypothetical (h)    2.23%      $1,000.00       $1,013.96        $11.32
--------------------------------------------------------------------------------
        Actual              2.22%      $1,000.00       $1,018.30        $11.29
  C     ------------------------------------------------------------------------
        Hypothetical (h)    2.22%      $1,000.00       $1,014.01        $11.27
--------------------------------------------------------------------------------
        Actual              1.22%      $1,000.00       $1,023.00         $6.22
  I     ------------------------------------------------------------------------
        Hypothetical (h)    1.22%      $1,000.00       $1,019.06         $6.21
--------------------------------------------------------------------------------
        Actual              1.73%      $1,000.00       $1,020.60         $8.81
  R     ------------------------------------------------------------------------
        Hypothetical (h)    1.73%      $1,000.00       $1,016.48         $8.79
--------------------------------------------------------------------------------
        Actual              2.32%      $1,000.00       $1,017.70        $11.80
  R1    ------------------------------------------------------------------------
        Hypothetical (h)    2.32%      $1,000.00       $1,013.51        $11.77
--------------------------------------------------------------------------------
        Actual              1.97%      $1,000.00       $1,019.40        $10.03
  R2    ------------------------------------------------------------------------
        Hypothetical (h)    1.97%      $1,000.00       $1,015.27        $10.01
--------------------------------------------------------------------------------
        Actual              1.87%      $1,000.00       $1,019.90         $9.52
  R3    ------------------------------------------------------------------------
        Hypothetical (h)    1.87%      $1,000.00       $1,015.78         $9.50
--------------------------------------------------------------------------------
        Actual              1.63%      $1,000.00       $1,021.40         $8.30
  R4    ------------------------------------------------------------------------
        Hypothetical (h)    1.63%      $1,000.00       $1,016.99         $8.29
--------------------------------------------------------------------------------
        Actual              1.32%      $1,000.00       $1,022.60         $6.73
  R5    ------------------------------------------------------------------------
        Hypothetical (h)    1.32%      $1,000.00       $1,018.55         $6.72
--------------------------------------------------------------------------------

(h) 5% class return per year before expenses.

(p) Expenses paid is equal to each class' annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS
10/31/06

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.6%
--------------------------------------------------------------------------------------------
ISSUER                                                          SHARES/PAR        VALUE ($)
--------------------------------------------------------------------------------------------
Alcoholic Beverages - 1.5%
--------------------------------------------------------------------------------------------
Companhia de Bebidas das Americas, ADR                              83,310      $  3,637,315
Pernod Ricard S.A. (l)                                              12,550         2,513,845
                                                                                ------------
                                                                                $  6,151,160
--------------------------------------------------------------------------------------------
Apparel Manufacturers - 4.3%
--------------------------------------------------------------------------------------------
Li & Fung Ltd.                                                   1,996,200      $  5,223,168
LVMH Moet Hennessy Louis Vuitton S.A.                               83,700         8,724,761
NIKE, Inc., "B"                                                     35,030         3,218,556
                                                                                ------------
                                                                                $ 17,166,485
--------------------------------------------------------------------------------------------
Automotive - 1.8%
--------------------------------------------------------------------------------------------
Continental AG                                                      20,213      $  2,261,028
Toyota Industries Corp.                                            109,100         4,758,285
                                                                                ------------
                                                                                $  7,019,313
--------------------------------------------------------------------------------------------
Biotechnology - 1.9%
--------------------------------------------------------------------------------------------
Amgen, Inc. (a)                                                     52,650      $  3,996,662
Genzyme Corp. (a)                                                   27,980         1,888,930
Millipore Corp. (a)(l)                                              24,030         1,550,656
                                                                                ------------
                                                                                $  7,436,248
--------------------------------------------------------------------------------------------
Broadcasting - 4.0%
--------------------------------------------------------------------------------------------
Antena 3 de Television S.A. (l)                                     91,350      $  1,980,241
Grupo Televisa S.A., ADR                                           171,660         4,236,569
Walt Disney Co.                                                    122,640         3,858,254
WPP Group PLC                                                      455,860         5,839,810
                                                                                ------------
                                                                                $ 15,914,874
--------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 4.5%
--------------------------------------------------------------------------------------------
Franklin Resources, Inc.                                            32,710      $  3,727,632
Goldman Sachs Group, Inc.                                           22,960         4,357,578
Julius Baer Holding Ltd.                                            36,671         3,875,785
Morgan Stanley                                                      55,680         4,255,622
Singapore Exchange Ltd.                                            701,000         2,024,321
                                                                                ------------
                                                                                $ 18,240,938
--------------------------------------------------------------------------------------------
Business Services - 1.7%
--------------------------------------------------------------------------------------------
Amdocs Ltd. (a)                                                     70,430      $  2,729,867
First Data Corp.                                                    88,970         2,157,523
Western Union Co. (a)                                               89,100         1,964,655
                                                                                ------------
                                                                                $  6,852,045
--------------------------------------------------------------------------------------------
Chemicals - 2.8%
--------------------------------------------------------------------------------------------
3M Co.                                                              49,460      $  3,899,426
Bayer AG                                                            39,230         1,975,774
Monsanto Co.                                                        66,600         2,945,052
Wacker Chemie AG (a)(l)                                             18,590         2,234,692
                                                                                ------------
                                                                                $ 11,054,944
--------------------------------------------------------------------------------------------
Computer Software - 2.3%
--------------------------------------------------------------------------------------------
Adobe Systems, Inc. (a)                                             81,770      $  3,127,703
Oracle Corp. (a)                                                   139,060         2,568,438
SAP AG                                                              17,910         3,564,165
                                                                                ------------
                                                                                $  9,260,306
--------------------------------------------------------------------------------------------
Computer Software - Systems - 1.1%
--------------------------------------------------------------------------------------------
Hewlett-Packard Co.                                                109,650      $  4,247,841
--------------------------------------------------------------------------------------------
Consumer Goods & Services - 9.0%
--------------------------------------------------------------------------------------------
Alberto-Culver Co.                                                  74,170      $  3,768,578
Avon Products, Inc.                                                 80,790         2,456,824
eBay, Inc. (a)                                                     107,420         3,451,405
Estee Lauder Cos., Inc., "A"                                        70,850         2,861,632
Kao Corp.                                                          127,000         3,334,246
Kimberly-Clark de Mexico S.A. de C.V., "A"                         970,120         4,052,808
L'Oreal S.A. (l)                                                    29,320         2,852,271
Monster Worldwide, Inc. (a)                                         45,910         1,859,814
Procter & Gamble Co.                                               101,160         6,412,532
Reckitt Benckiser PLC                                              116,770         5,081,334
                                                                                ------------
                                                                                $ 36,131,444
--------------------------------------------------------------------------------------------
Electrical Equipment - 2.6%
--------------------------------------------------------------------------------------------
Keyence Corp.                                                       12,900      $  2,857,228
Nitto Denko Corp. (l)                                               68,500         3,907,256
Schneider Electric S.A. (l)                                         34,767         3,612,963
                                                                                ------------
                                                                                $ 10,377,447
--------------------------------------------------------------------------------------------
Electronics - 8.6%
--------------------------------------------------------------------------------------------
Applied Materials, Inc.                                            150,100      $  2,610,239
Canon, Inc.                                                         73,800         3,957,121
Hirose Electric Co. Ltd.                                            38,000         5,069,483
Intel Corp.                                                        219,170         4,677,088
Marvell Technology Group Ltd. (a)                                  127,470         2,330,152
Nippon Electric Glass Co. Ltd.                                     121,000         2,607,603
Royal Philips Electronics N.V.                                     161,830         5,654,650
Samsung Electronics Co. Ltd.                                         5,880         3,812,671
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (l)               402,706         3,906,248
                                                                                ------------
                                                                                $ 34,625,255
--------------------------------------------------------------------------------------------
Energy - Independent - 2.4%
--------------------------------------------------------------------------------------------
Apache Corp.                                                        29,870      $  1,951,108
CNOOC Ltd.                                                       4,457,000         3,747,882
Norsk Hydro A.S.A.                                                  70,400         1,618,459
Talisman Energy, Inc.                                              139,700         2,297,513
                                                                                ------------
                                                                                $  9,614,962
--------------------------------------------------------------------------------------------
Energy - Integrated - 3.1%
--------------------------------------------------------------------------------------------
Petroleo Brasileiro S.A., ADR                                       40,500      $  3,594,780
TOTAL S.A. (l)                                                     129,070         8,741,432
                                                                                ------------
                                                                                $ 12,336,212
--------------------------------------------------------------------------------------------
Food & Beverages - 2.0%
--------------------------------------------------------------------------------------------
Groupe Danone (l)                                                   21,620      $  3,168,615
Nestle S.A.                                                         14,474         4,947,879
                                                                                ------------
                                                                                $  8,116,494
--------------------------------------------------------------------------------------------
Food & Drug Stores - 1.8%
--------------------------------------------------------------------------------------------
Tesco PLC                                                          943,599      $  7,083,590
--------------------------------------------------------------------------------------------
Forest & Paper Products - 0.9%
--------------------------------------------------------------------------------------------
Aracruz Celulose S.A., ADR (l)                                      67,850      $  3,733,107
--------------------------------------------------------------------------------------------
Gaming & Lodging - 2.0%
--------------------------------------------------------------------------------------------
International Game Technology                                       51,070      $  2,170,986
Ladbrokes PLC                                                      392,182         3,056,335
William Hill PLC                                                   236,250         2,934,094
                                                                                ------------
                                                                                $  8,161,415
--------------------------------------------------------------------------------------------
Insurance - 2.3%
--------------------------------------------------------------------------------------------
AFLAC, Inc.                                                         82,850      $  3,721,622
Assicurazioni Generali S.p.A. (l)                                   89,570         3,555,127
Genworth Financial, Inc., "A"                                       63,030         2,107,723
                                                                                ------------
                                                                                $  9,384,472
--------------------------------------------------------------------------------------------
Leisure & Toys - 0.8%
--------------------------------------------------------------------------------------------
Electronic Arts, Inc. (a)                                           62,090      $  3,283,940
--------------------------------------------------------------------------------------------
Machinery & Tools - 1.0%
--------------------------------------------------------------------------------------------
Fanuc Ltd.                                                          45,200      $  3,923,376
--------------------------------------------------------------------------------------------
Major Banks - 3.8%
--------------------------------------------------------------------------------------------
Erste Bank der oesterreichischen Sparkassen AG                      51,580      $  3,513,077
Standard Chartered PLC                                             140,440         3,951,883
Sumitomo Mitsui Financial Group, Inc.                                  321         3,513,747
UniCredito Italiano S.p.A.                                         521,350         4,323,618
                                                                                ------------
                                                                                $ 15,302,325
--------------------------------------------------------------------------------------------
Medical Equipment - 3.5%
--------------------------------------------------------------------------------------------
Advanced Medical Optics, Inc. (a)(l)                                42,070      $  1,718,560
Boston Scientific Corp. (a)                                        187,000         2,975,170
Medtronic, Inc.                                                     74,780         3,640,290
ResMed, Inc. (a)(l)                                                 49,100         2,159,909
Straumann Holding AG (l)                                             7,160         1,628,385
Synthes, Inc.                                                       16,120         1,829,505
                                                                                ------------
                                                                                $ 13,951,819
--------------------------------------------------------------------------------------------
Metals & Mining - 2.7%
--------------------------------------------------------------------------------------------
Anglo American PLC                                                  87,660      $  3,953,394
BHP Billiton Ltd.                                                  317,060         6,699,392
                                                                                ------------
                                                                                $ 10,652,786
--------------------------------------------------------------------------------------------
Network & Telecom - 1.7%
--------------------------------------------------------------------------------------------
Cisco Systems, Inc. (a)                                            182,840      $  4,411,929
NICE Systems Ltd., ADR (a)                                          75,730         2,330,212
                                                                                ------------
                                                                                $  6,742,141
--------------------------------------------------------------------------------------------
Oil Services - 0.5%
--------------------------------------------------------------------------------------------
Dresser-Rand Group, Inc. (a)                                        96,410      $  2,091,133
--------------------------------------------------------------------------------------------
Other Banks & Diversified Financials - 7.7%
--------------------------------------------------------------------------------------------
Absa Group Ltd.                                                    193,970      $  2,994,480
AEON Credit Service Co. Ltd.                                       169,300         3,786,031
American Express Co.                                                88,440         5,112,716
Bank of Cyprus Public Co. Ltd.                                     165,590         1,877,236
HSBC Holdings PLC                                                  424,320         8,046,390
ORIX Corp. (l)                                                       7,290         2,054,180
UBS AG                                                             117,550         7,025,108
                                                                                ------------
                                                                                $ 30,896,141
--------------------------------------------------------------------------------------------
Pharmaceuticals - 5.0%
--------------------------------------------------------------------------------------------
Eli Lilly & Co.                                                     55,370      $  3,101,274
GlaxoSmithKline PLC                                                199,580         5,330,479
Johnson & Johnson                                                   88,110         5,938,614
Roche Holding AG                                                    31,520         5,519,328
                                                                                ------------
                                                                                $ 19,889,695
--------------------------------------------------------------------------------------------
Printing & Publishing - 0.9%
--------------------------------------------------------------------------------------------
PagesJaunes Groupe S.A. (l)                                        126,710      $  3,804,697
--------------------------------------------------------------------------------------------
Specialty Chemicals - 3.0%
--------------------------------------------------------------------------------------------
L'Air Liquide S.A., Bearer Shares (l)                               19,020      $  4,050,218
Linde AG                                                            41,300         4,094,674
Praxair, Inc.                                                       64,660         3,895,765
                                                                                ------------
                                                                                $ 12,040,657
--------------------------------------------------------------------------------------------
Specialty Stores - 2.7%
--------------------------------------------------------------------------------------------
Esprit Holdings Ltd.                                               337,500      $  3,267,641
Industria de Diseno Textil S.A.                                     53,810         2,573,372
PetSmart, Inc.                                                      69,640         2,004,239
Staples, Inc.                                                      116,740         3,010,725
                                                                                ------------
                                                                                $ 10,855,977
--------------------------------------------------------------------------------------------
Telecommunications - Wireless - 1.0%
--------------------------------------------------------------------------------------------
China Mobile Ltd.                                                  504,500      $  4,099,622
--------------------------------------------------------------------------------------------
Telephone Services - 3.0%
--------------------------------------------------------------------------------------------
Singapore Telecommunications Ltd.                                2,033,000      $  3,457,261
Telenor A.S.A.                                                     267,670         4,228,675
TELUS Corp.                                                         74,110         4,289,310
                                                                                ------------
                                                                                $ 11,975,246
--------------------------------------------------------------------------------------------
Trucking - 0.7%
--------------------------------------------------------------------------------------------
FedEx Corp.                                                         22,900      $  2,622,965
--------------------------------------------------------------------------------------------
Utilities - Electric Power - 1.0%
--------------------------------------------------------------------------------------------
CEZ AS                                                             105,760      $  4,189,990
--------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (IDENTIFIED COST, $341,933,595)                             $399,231,062
--------------------------------------------------------------------------------------------
Short-Term Obligations - 0.6%
--------------------------------------------------------------------------------------------
General Electric Co., 5.3%, due 11/01/06,
at Amortized Cost and Value (y)                             $    2,556,000      $  2,556,000
--------------------------------------------------------------------------------------------
Collateral for Securities Loaned - 12.3%
--------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio,
at Cost and Net Asset Value                                     49,495,437      $ 49,495,437
--------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $393,985,032) (k)                           $451,282,499
--------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - (12.5)%                                         (50,306,422)
--------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                             $400,976,077
--------------------------------------------------------------------------------------------

(a) Non-income producing security.
(k) As of October 31, 2006, the fund had one security that was fair valued, aggregating
    $3,804,697 and 0.84% of market value, in accordance with the policies adopted by the
    Board of Trustees.
(l) All or a portion of this security is on loan.
(y) The rate shown represents an annualized yield at time of purchase.

The following abbreviations are used in this report and are defined:

ADR  American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
At 10/31/06

This statement represents your fund's balance sheet, which details the assets and liabilities comprising the total value of the fund.

ASSETS
-------------------------------------------------------------------------------------------------
Investments, at value, including $47,302,561 of securities on
loan (identified cost, $393,985,032)                                $451,282,499
Cash                                                                       9,227
Foreign currency, at value (identified cost, $205)                           199
Receivable for investments sold                                        4,752,058
Receivable for fund shares sold                                          268,853
Interest and dividends receivable                                        411,784
-------------------------------------------------------------------------------------------------
Total assets                                                                         $456,724,620
-------------------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------------------
Payable for investments purchased                                     $4,678,070
Payable for fund shares reacquired                                     1,202,599
Collateral for securities loaned, at value                            49,495,437
Payable to affiliates
  Management fee                                                          19,661
  Shareholder servicing costs                                             72,079
  Distribution and service fees                                            9,361
  Administrative services fee                                                430
  Retirement plan administration and services fees                            26
Payable for independent trustees' compensation                            47,464
Accrued expenses and other liabilities                                   223,416
-------------------------------------------------------------------------------------------------
Total liabilities                                                                     $55,748,543
-------------------------------------------------------------------------------------------------
Net assets                                                                           $400,976,077
-------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------------------------
Paid-in capital                                                     $413,810,486
Unrealized appreciation (depreciation) on investments and
translation of assets and liabilities in foreign currencies           57,301,341
Accumulated net realized gain (loss) on investments and
foreign currency transactions                                        (72,134,268)
Undistributed net investment income                                    1,998,518
-------------------------------------------------------------------------------------------------
Net assets                                                                           $400,976,077
-------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                              17,003,352
-------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class A shares
-------------------------------------------------------------------------------------------------
  Net assets                                                        $290,951,678
  Shares outstanding                                                  12,139,246
-------------------------------------------------------------------------------------------------
  Net asset value per share                                                                $23.97
-------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25Xnet asset value per share)                           $25.43
-------------------------------------------------------------------------------------------------
Class B shares
-------------------------------------------------------------------------------------------------
  Net assets                                                         $75,572,749
  Shares outstanding                                                   3,364,217
-------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                             $22.46
-------------------------------------------------------------------------------------------------
Class C shares
-------------------------------------------------------------------------------------------------
  Net assets                                                         $20,449,654
  Shares outstanding                                                     918,698
-------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                             $22.26
-------------------------------------------------------------------------------------------------
Class I shares
-------------------------------------------------------------------------------------------------
  Net assets                                                          $7,368,257
  Shares outstanding                                                     301,226
-------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                          $24.46
-------------------------------------------------------------------------------------------------
Class R shares
-------------------------------------------------------------------------------------------------
  Net assets                                                          $3,721,166
  Shares outstanding                                                     156,813
-------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                          $23.73
-------------------------------------------------------------------------------------------------
Class R1 shares
-------------------------------------------------------------------------------------------------
  Net assets                                                            $127,011
  Shares outstanding                                                       5,665
-------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                          $22.42
-------------------------------------------------------------------------------------------------
Class R2 shares
-------------------------------------------------------------------------------------------------
  Net assets                                                            $246,287
  Shares outstanding                                                      10,928
-------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                          $22.54
-------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class R3 shares
-------------------------------------------------------------------------------------------------
  Net assets                                                            $619,163
  Shares outstanding                                                      26,262
-------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                          $23.58
-------------------------------------------------------------------------------------------------
Class R4 shares
-------------------------------------------------------------------------------------------------
  Net assets                                                          $1,857,224
  Shares outstanding                                                      77,679
-------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                          $23.91
-------------------------------------------------------------------------------------------------
Class R5 shares
-------------------------------------------------------------------------------------------------
  Net assets                                                             $62,888
  Shares outstanding                                                       2,618
-------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                          $24.02
-------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF OPERATIONS
Year ended 10/31/06

This statement describes how much your fund earned in investment income and accrued in expenses.
It also describes any gains and/or losses generated by fund operations.

NET INVESTMENT INCOME
-------------------------------------------------------------------------------------------------
Income
  Dividends                                                         $8,410,436
  Interest                                                             319,137
  Foreign taxes withheld                                              (470,222)
-------------------------------------------------------------------------------------------------
Total investment income                                                                $8,259,351
-------------------------------------------------------------------------------------------------
Expenses
  Management fee                                                    $3,730,304
  Distribution and service fees                                      2,112,794
  Shareholder servicing costs                                          736,790
  Administrative services fee                                           68,347
  Retirement plan administration and services fees                       4,356
  Independent trustees' compensation                                    17,225
  Custodian fee                                                        315,578
  Shareholder communications                                           102,181
  Auditing fees                                                         54,104
  Legal fees                                                            10,974
  Miscellaneous                                                        177,973
-------------------------------------------------------------------------------------------------
Total expenses                                                                         $7,330,626
-------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                 (29,422)
  Reduction of expenses by investment adviser and distributor         (299,443)
-------------------------------------------------------------------------------------------------
Net expenses                                                                           $7,001,761
-------------------------------------------------------------------------------------------------
Net investment income                                                                  $1,257,590
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------------------------------
Realized gain (loss) (identified cost basis)
  Investment transactions (net of $136,414 country tax)            $64,670,317
  Foreign currency transactions                                       (110,748)
-------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                                                 $64,559,569
-------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments                                                       $6,063,573
  Translation of assets and liabilities in foreign currencies           14,186
-------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign
currency translation                                                                   $6,077,759
-------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and
foreign currency                                                                      $70,637,328
-------------------------------------------------------------------------------------------------
Change in net assets from operations                                                  $71,894,918
-------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                                       YEARS ENDED 10/31
                                                               --------------------------------
                                                                   2006                2005
CHANGE IN NET ASSETS FROM OPERATIONS
-----------------------------------------------------------------------------------------------
Net investment income (loss)                                     $1,257,590           $(638,512)
Net realized gain (loss) on investments and foreign
currency transactions                                            64,559,569          63,550,931
Net unrealized gain (loss) on investments and foreign
currency translation                                              6,077,759          (8,858,320)
-----------------------------------------------------------------------------------------------
Change in net assets from operations                            $71,894,918         $54,054,099
-----------------------------------------------------------------------------------------------
Change in net assets from fund share transactions              $(81,629,537)       $(86,835,314)
-----------------------------------------------------------------------------------------------
Redemption fees                                                         $--              $4,341
-----------------------------------------------------------------------------------------------
Total change in net assets                                      $(9,734,619)       $(32,776,874)
-----------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------
At beginning of period                                          410,710,696         443,487,570
At end of period (including undistributed net investment
income of $1,998,518 and accumulated net investment loss
of $43,934)                                                    $400,976,077        $410,710,696
-----------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years.
Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in this report.

CLASS A                                                                    YEARS ENDED 10/31
                                               -------------------------------------------------------------------------
                                                 2006          2005          2004                2003             2002

Net asset value, beginning of period             $20.10        $17.76        $15.91              $12.73           $14.60
------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss) (d)                $0.11         $0.01        $(0.01)              $0.04           $(0.01)
  Net realized and unrealized gain (loss)
  on investments and foreign currency              3.76          2.33          1.86                3.14            (1.86)
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                  $3.87         $2.34         $1.85               $3.18           $(1.87)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $23.97        $20.10        $17.76              $15.91           $12.73
------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                        19.25         13.18         11.70(b)(q)         24.90(j)        (12.81)
------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)             1.61          1.69          1.70                1.69             1.67
Expenses after expense reductions (f)              1.51          1.59          1.60                1.59             1.57
Net investment income (loss)                       0.49          0.07         (0.04)               0.30            (0.08)
Portfolio turnover                                   96            92           163                  93              130
Net assets at end of period (000 Omitted)      $290,952      $290,256      $304,348            $306,333         $269,893
------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS B                                                                    YEARS ENDED 10/31
                                               -------------------------------------------------------------------------
                                                 2006          2005          2004                2003             2002
Net asset value, beginning of period             $18.98        $16.90        $15.25              $12.29           $14.21
------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                        $(0.05)       $(0.13)       $(0.13)             $(0.06)          $(0.13)
  Net realized and unrealized gain (loss)
  on investments and foreign currency              3.53          2.21          1.78                3.02            (1.79)
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                  $3.48         $2.08         $1.65               $2.96           $(1.92)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $22.46        $18.98        $16.90              $15.25           $12.29
------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                        18.34         12.31         10.82(b)(q)         24.08(j)        (13.51)
------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)             2.26          2.34          2.35                2.34             2.32
Expenses after expense reductions (f)              2.26          2.34          2.35                 N/A              N/A
Net investment loss                               (0.26)        (0.70)        (0.81)              (0.47)           (0.89)
Portfolio turnover                                   96            92           163                  93              130
Net assets at end of period (000 Omitted)       $75,573       $87,769      $108,750            $129,229         $133,525
------------------------------------------------------------------------------------------------------------------------

CLASS C                                                                    YEARS ENDED 10/31
                                               -------------------------------------------------------------------------
                                                 2006          2005          2004                2003             2002
Net asset value, beginning of period             $18.80        $16.74        $15.11              $12.18           $14.08
------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                        $(0.06)       $(0.13)       $(0.13)             $(0.06)          $(0.13)
  Net realized and unrealized gain (loss)
  on investments and foreign currency              3.52          2.19          1.76                2.99            (1.77)
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                  $3.46         $2.06         $1.63               $2.93           $(1.90)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $22.26        $18.80        $16.74              $15.11           $12.18
------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                        18.40         12.31         10.79(b)(q)         24.06(j)        (13.49)
------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)             2.26          2.34          2.35                2.34             2.32
Expenses after expense reductions (f)              2.26          2.34          2.35                 N/A              N/A
Net investment loss                               (0.27)        (0.69)        (0.81)              (0.47)           (0.91)
Portfolio turnover                                   96            92           163                  93              130
Net assets at end of period (000 Omitted)       $20,450       $20,924       $21,945             $24,777          $24,035
------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS I                                                                    YEARS ENDED 10/31
                                               -------------------------------------------------------------------------
                                                 2006          2005          2004                2003             2002
Net asset value, beginning of period             $20.46        $18.04        $16.11              $12.86           $14.71
------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                       $0.17         $0.06         $0.04               $0.07            $0.02
  Net realized and unrealized gain (loss)
  on investments and foreign currency              3.83          2.36          1.89                3.18            (1.87)
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                  $4.00         $2.42         $1.93               $3.25           $(1.85)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $24.46        $20.46        $18.04              $16.11           $12.86
------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                           19.55         13.41         11.98(b)(q)         25.27(j)        (12.64)
------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)             1.26          1.34          1.34                1.33             1.32
Expenses after expense reductions (f)              1.26          1.34          1.34                 N/A              N/A
Net investment income                              0.74          0.31          0.21                0.53             0.16
Portfolio turnover                                   96            92           163                  93              130
Net assets at end of period (000 Omitted)        $7,368        $7,233        $7,011              $6,249           $5,207
------------------------------------------------------------------------------------------------------------------------

CLASS R                                                                YEARS ENDED 10/31
                                                 ------------------------------------------------------------
                                                  2006         2005          2004                  2003(i)
Net asset value, beginning of period             $19.95        $17.68        $15.87              $12.63
-------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------
  Net investment income (loss) (d)                $0.06        $(0.03)       $(0.02)              $0.03
  Net realized and unrealized gain (loss)
  on investments and foreign currency              3.72          2.30          1.83                3.21
-------------------------------------------------------------------------------------------------------------
Total from investment operations                  $3.78         $2.27         $1.81               $3.24
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $23.73        $19.95        $17.68              $15.87
-------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                           18.95         12.84         11.41(b)(q)         25.65(j)(n)
-------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)             1.76          1.85          1.83                1.78(a)
Expenses after expense reductions (f)              1.76          1.85          1.83                1.78(a)
Net investment income (loss)                       0.28         (0.16)        (0.10)               0.21(a)
Portfolio turnover                                   96            92           163                  93
Net assets at end of period (000 Omitted)        $3,721        $3,641        $1,194                $385
-------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R1                                                                             YEARS ENDED 10/31
                                                                                   ---------------------
                                                                                    2006         2005(i)
Net asset value, beginning of period                                               $18.96      $18.12
--------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------
  Net investment loss (d)                                                          $(0.07)     $(0.08)
  Net realized and unrealized gain (loss) on investments and foreign currency        3.53        0.92(g)
--------------------------------------------------------------------------------------------------------
Total from investment operations                                                    $3.46       $0.84
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $22.42      $18.96
--------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                             18.25        4.64(n)
--------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                               2.45        2.54(a)
Expenses after expense reductions (f)                                                2.35        2.52(a)
Net investment loss                                                                 (0.35)      (0.77)(a)
Portfolio turnover                                                                     96          92
Net assets at end of period (000 Omitted)                                            $127        $104
--------------------------------------------------------------------------------------------------------

CLASS R2                                                                             YEARS ENDED 10/31
                                                                                   ---------------------
                                                                                    2006         2005(i)
Net asset value, beginning of period                                               $18.99      $18.12
--------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------
  Net investment income (loss) (d)                                                 $(0.00)(w)  $(0.08)
  Net realized and unrealized gain (loss) on investments and foreign currency        3.55        0.95(g)
--------------------------------------------------------------------------------------------------------
Total from investment operations                                                    $3.55       $0.87
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $22.54      $18.99
--------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                             18.69        4.80(n)
--------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                               2.16        2.24(a)
Expenses after expense reductions (f)                                                2.00        2.20(a)
Net investment loss                                                                 (0.02)      (0.71)(a)
Portfolio turnover                                                                     96          92
Net assets at end of period (000 Omitted)                                            $246        $213
--------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R3                                                                YEARS ENDED 10/31
                                                              ------------------------------------
                                                               2006        2005         2004
Net asset value, beginning of period                          $19.85      $17.63      $15.87
--------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------
  Net investment income (loss) (d)                             $0.03      $(0.06)     $(0.07)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                           3.70        2.28        1.83
--------------------------------------------------------------------------------------------------
Total from investment operations                               $3.73       $2.22       $1.76
--------------------------------------------------------------------------------------------------
Net asset value, end of period                                $23.58      $19.85      $17.63
--------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                        18.79       12.59       11.09(b)(q)
--------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                          2.00        2.10        2.08
Expenses after expense reductions (f)                           1.90        2.09        2.08
Net investment income (loss)                                    0.15       (0.29)      (0.45)
Portfolio turnover                                                96          92         163
Net assets at end of period (000 Omitted)                       $619        $466        $239
--------------------------------------------------------------------------------------------------

CLASS R4                                                                              YEARS ENDED 10/31
                                                                                   ----------------------
                                                                                     2006         2005(i)

Net asset value, beginning of period                                               $20.08       $19.10
---------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------
  Net investment income (d)                                                         $0.11        $0.02
  Net realized and unrealized gain (loss) on investments and foreign currency        3.72         0.96(g)
---------------------------------------------------------------------------------------------------------
Total from investment operations                                                    $3.83        $0.98
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $23.91       $20.08
---------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                             19.07         5.13(n)
---------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                               1.64         1.75(a)
Expenses after expense reductions (f)                                                1.64         1.75(a)
Net investment income                                                                0.48         0.20(a)
Portfolio turnover                                                                     96           92
Net assets at end of period (000 Omitted)                                          $1,857          $53
---------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R5                                                                              YEARS ENDED 10/31
                                                                                   ----------------------
                                                                                     2006         2005(i)

Net asset value, beginning of period                                               $20.11       $19.10
---------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------
  Net investment income (d)                                                         $0.14        $0.06
  Net realized and unrealized gain (loss) on investments and foreign currency        3.77         0.95(g)
---------------------------------------------------------------------------------------------------------
Total from investment operations                                                    $3.91        $1.01
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $24.02       $20.11
---------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                             19.44         5.29(n)
---------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                               1.35         1.45(a)
Expenses after expense reductions (f)                                                1.35         1.45(a)
Net investment income                                                                0.65         0.50(a)
Portfolio turnover                                                                     96           92
Net assets at end of period (000 Omitted)                                             $63          $53
---------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.

(a) Annualized.
(b) The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(g) The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i) For the period from the class' inception, December 31, 2002 (Class R) and April 1, 2005 (Classes R1,
    R2, R4, and R5) through the stated period end.
(j) The fund's net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.07 per share based on shares outstanding on the day the proceeds were received.
    Excluding the effect of this payment from the ending net asset value per share, total return for the year ended October 31, 2003 for Class A, Class B, Class C, Class I and Class R would have been would have been 0.47%, 0.56%, 0.58%, 0.54%, and 0.55% lower, respectively.
(n) Not annualized.
(q) The fund's net asset value and total return calculation include proceeds received on March 19, 2004 for the remaining payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per share, total return for the year ended October 31, 2004 for Class A, Class B, Class C, Class I, Class R and Class
    R3 would have been 0.05%, 0.05%, 0.06%, 0.05%, 0.06%, and 0.05% lower, respectively.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.
(w) Per share amount was less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

MFS Global Growth Fund (the fund) is a series of MFS Series Trust VIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

INVESTMENT VALUATIONS - Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service. The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund's net asset value may differ from quoted or published prices for the same investments. In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund's net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund's foreign equity securities may often be valued at fair value. In September 2006, FASB Statement No. 157, Fair Value Measurements (the "Statement") was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund's financial statements.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

INDEMNIFICATIONS - Under the fund's organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

SHORT TERM FEES - For purchases made on or after July 1, 2004 and before
April 1, 2005, the fund charged a 2% redemption fee on proceeds from Class A, Class B, Class C, and Class I shares redeemed or exchanged within 5 business days following their acquisition. Effective April 1, 2005, the fund no longer charges a redemption fee. See the fund's prospectus for details. Any redemption fees charged are accounted for as an addition to paid-in-capital.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements involving its portfolio holdings. Any proceeds received are reflected in realized gain/loss in the Statement of Operations, or in unrealized gain/loss if the security is still held by the fund.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the year ended October 31, 2006, the fund's custodian fees were reduced by $25,788 under this arrangement. The fund has entered into a commission recapture agreement, under which certain brokers will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the year ended October 31, 2006, the fund's custodian expenses were reduced by $3,634 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations. Effective January 1, 2006, the commission recapture agreement was terminated.

TAX MATTERS AND DISTRIBUTIONS - The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, foreign taxes, and foreign currency transactions.

The fund declared no distributions for the years ended October 31, 2006 and October 31, 2005.

The federal tax cost and the tax basis components of distributable earnings were as follows:

          AS OF 10/31/06

          Cost of investments                             $394,846,689
          ------------------------------------------------------------
          Gross appreciation                               $61,018,926
          Gross depreciation                                (4,583,116)
          ------------------------------------------------------------
          Net unrealized appreciation (depreciation)       $56,435,810
          Undistributed ordinary income                      2,053,435
          Capital loss carryforwards                       (71,272,611)
          Other temporary differences                          (51,043)

As of October 31, 2006, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

          10/31/10                                        $(58,115,846)
          10/31/11                                         (13,156,765)
          ------------------------------------------------------------
                                                          $(71,272,611)

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is evaluating the application of the Interpretation to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Interpretation on the fund's financial statements.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

          First $1 billion of average daily net assets           0.90%
          Next $1 billion of average daily net assets            0.75%
          Average daily net assets in excess of $2 billion       0.65%

The management fee incurred for the year ended October 31, 2006 was equivalent to an annual effective rate of 0.90% of the fund's average daily net assets.

DISTRIBUTOR - MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $14,141 for the year ended October 31, 2006, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Fee Plan Table:
                                                                    TOTAL            ANNUAL        DISTRIBUTION
                             DISTRIBUTION        SERVICE     DISTRIBUTION         EFFECTIVE         AND SERVICE
                                 FEE RATE       FEE RATE          PLAN(d)           RATE(e)                 FEE
Class A                             0.10%          0.25%            0.35%             0.25%          $1,036,381
Class B                             0.75%          0.25%            1.00%             1.00%             840,081
Class C                             0.75%          0.25%            1.00%             1.00%             209,344
Class R                             0.25%          0.25%            0.50%             0.50%              19,774
Class R1                            0.50%          0.25%            0.75%             0.75%                 861
Class R2                            0.25%          0.25%            0.50%             0.50%               1,196
Class R3                            0.25%          0.25%            0.50%             0.50%               2,698
Class R4                               --          0.25%            0.25%             0.25%               2,459
---------------------------------------------------------------------------------------------------------------
Total Distribution and Service Fees                                                                  $2,112,794

(d) In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class' average daily net assets.
(e) The annual effective rates represent actual fees incurred under the distribution plan for the year ended
    October 31, 2006 based on each class' average daily net assets. 0.10% of the Class A distribution fee is currently being waived under a written waiver arrangement through February 28, 2007. For the year ended
    October 31, 2006, this waiver amounted to $296,109 and is reflected as a reduction of total expenses in the
    Statement of Operations.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2006, were as follows:

                                                          AMOUNT

              Class A                                    $10,027
              Class B                                    $78,080
              Class C                                       $883

SHAREHOLDER SERVICING AGENT - MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended October 31, 2006, the fee was $394,556, which equated to 0.0952% annually of the fund's average daily net assets. MFSC also receives payment from the fund for out-of-pocket and sub-accounting expenses paid by MFSC on behalf of the fund. For the year ended October 31, 2006, these costs amounted to $163,218. The fund may also pay shareholder servicing related costs to non-related parties.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on calendar year average net assets. From July 1, 2005 through March 31, 2006, the fund's annual fixed amount was $10,000. Effective April 1, 2006, the fund's annual fixed amount is $17,500.

The administrative services fee incurred for the year ended October 31, 2006 was equivalent to an annual effective rate of 0.0165% of the fund's average daily net assets.

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain retirement plan administration and services with respect to certain shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may be provided directly by MFS or by a third party. MFS may subsequently pay all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended October 31, 2006, the fund paid MFS an annual retirement plan administration and services fee up to the following annual percentage rates of each class' average daily net assets:


                                                                             ANNUAL
                                                                          EFFECTIVE       TOTAL
                                                            FEE RATE        RATE(g)      AMOUNT

Class R1                                                       0.45%          0.35%        $517
Class R2                                                       0.40%          0.25%         957
Class R3                                                       0.25%          0.15%       1,349
Class R4                                                       0.15%          0.15%       1,475
Class R5                                                       0.10%          0.10%          58
-----------------------------------------------------------------------------------------------
Total Retirement Plan Administration and Services Fees                                   $4,356

(g) MFS has agreed in writing to waive a portion of the retirement plan administration and services fee equal to 0.10% for Class R1 shares, 0.15% for Class R2 shares, and 0.10% for
    Class R3 shares. This agreement will continue until at least September 30, 2008. For the year ended October 31, 2006, this waiver amounted to $1,014 and is reflected as a reduction of total expenses in the Statement of Operations.

TRUSTEES' AND OFFICERS' COMPENSATION - The fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC. The fund has an unfunded, defined benefit plan for certain retired independent trustees which resulted in a pension expense of $2,075. The fund also has an unfunded retirement benefit deferral plan for certain independent trustees which resulted in an expense of $3,040. Both amounts are included in independent trustees' compensation for the year ended October 31, 2006. The deferred liability for retirement benefits payable to certain independent trustees under both plans amounted to $46,123 at October 31, 2006, and is included in payable for independent trustees' compensation.

OTHER - This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended October 31, 2006, the fee paid to Tarantino LLC was $2,624. MFS has agreed to reimburse the fund for a portion of the payments made by the funds to Tarantino LLC in the amount of $2,320, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4) PORTFOLIO SECURITIES

Purchases and sales of shares of funds, within the MFS Family of Funds, aggregated $397,758,710 and $485,090,912, respectively.

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                         YEAR ENDED                      YEAR ENDED
                                                          10/31/06                       10/31/05(i)
                                                  SHARES           AMOUNT         SHARES           AMOUNT
Shares sold
  Class A                                        1,766,316       $39,375,857     2,363,476       $45,304,341
  Class B                                          442,728         9,297,151       610,157        11,088,823
  Class C                                           89,968         1,882,302       142,008         2,535,644
  Class I                                           44,205         1,015,969        38,353           752,968
  Class R                                           43,856           970,152       156,585         2,986,933
  Class R1                                             601            12,629         6,108           112,095
  Class R2                                           2,286            47,881        11,233           211,284
  Class R3                                          14,779           323,456        45,856           891,112
  Class R4                                          86,591         1,930,001         2,618            50,000
  Class R5                                               4                75         2,618            50,000
------------------------------------------------------------------------------------------------------------
                                                 2,491,334       $54,855,473     3,379,012       $63,983,200

Shares reacquired
  Class A                                       (4,070,717)     $(90,508,663)   (5,055,375)     $(97,458,855)
  Class B                                       (1,703,399)      (35,750,510)   (2,420,779)      (44,235,419)
  Class C                                         (283,968)       (5,884,539)     (340,162)       (6,147,379)
  Class I                                          (96,540)       (2,227,850)      (73,476)       (1,468,991)
  Class R                                          (69,569)       (1,528,088)      (41,589)         (800,438)
  Class R1                                            (397)           (8,270)         (647)          (11,688)
  Class R2                                          (2,591)          (56,583)           --                --
  Class R3                                         (11,978)         (261,148)      (35,958)         (695,744)
  Class R4                                         (11,530)         (259,282)           --                --
  Class R5                                              (4)              (77)           --                --

------------------------------------------------------------------------------------------------------------
                                                (6,250,693)    $(136,485,010)   (7,967,986)    $(150,818,514)

                                                         YEAR ENDED                      YEAR ENDED
                                                          10/31/06                       10/31/05(i)
                                                  SHARES           AMOUNT         SHARES           AMOUNT
Net change
  Class A                                       (2,304,401)     $(51,132,806)   (2,691,899)     $(52,154,514)
  Class B                                       (1,260,671)      (26,453,359)   (1,810,622)      (33,146,596)
  Class C                                         (194,000)       (4,002,237)     (198,154)       (3,611,735)
  Class I                                          (52,335)       (1,211,881)      (35,123)         (716,023)
  Class R                                          (25,713)         (557,936)      114,996         2,186,495
  Class R1                                             204             4,359         5,461           100,407
  Class R2                                            (305)           (8,702)       11,233           211,284
  Class R3                                           2,801            62,308         9,898           195,368
  Class R4                                          75,061         1,670,719         2,618            50,000
  Class R5                                              --                (2)        2,618            50,000
------------------------------------------------------------------------------------------------------------
                                                (3,759,359)     $(81,629,537)   (4,588,974)     $(86,835,314)

(i) For the period from the class inception, April 1, 2005 (Classes R1, R2, R4, and R5), through the stated
    period end.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other affiliated funds have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.35%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended October 31, 2006, the fund's commitment fee and interest expense were $2,721 and $25,754, respectively, and are included in miscellaneous expense on the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To The Trustees of MFS Series Trust VIII and the Shareholders of MFS Global Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Growth Fund (one of the portfolios comprising MFS Series Trust VIII) (the "Trust") as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Global Growth Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 21, 2006

TRUSTEES AND OFFICERS --
IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of December 1, 2006, are listed below, together with their principal occupations during the past five years.
(Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                          PRINCIPAL OCCUPATIONS DURING
                                POSITION(S) HELD    TRUSTEE/OFFICER          THE PAST FIVE YEARS &
NAME, DATE OF BIRTH                 WITH FUND           SINCE(h)             OTHER DIRECTORSHIPS(j)
-------------------             ----------------    ---------------    ----------------------------------
INTERESTED TRUSTEES
Robert J. Manning(k)            Trustee             February 2004      Massachusetts Financial Services
(born 10/20/63)                                                        Company, Chief Executive Officer,
                                                                       President, Chief Investment
                                                                       Officer and Director

Robert C. Pozen(k)              Trustee             February 2004      Massachusetts Financial Services
(born 8/08/46)                                                         Company, Chairman (since February
                                                                       2004); Secretary of Economic
                                                                       Affairs, The Commonwealth of
                                                                       Massachusetts (January 2002 to
                                                                       December 2002); Fidelity
                                                                       Investments, Vice Chairman (June
                                                                       2000 to December 2001); Fidelity
                                                                       Management & Research Company
                                                                       (investment adviser), President
                                                                       (March 1997 to July 2001); Bell
                                                                       Canada Enterprises
                                                                       (telecommunications), Director;
                                                                       Medtronic, Inc. (medical
                                                                       technology), Director; Telesat
                                                                       (satellite communications),
                                                                       Director

INDEPENDENT TRUSTEES
J. Atwood Ives                  Trustee and Chair   February 1992      Private investor; Eastern
(born 5/01/36)                  of Trustees                            Enterprises (diversified services
                                                                       company), Chairman, Trustee and
                                                                       Chief Executive Officer (until
                                                                       November 2000)

Robert E. Butler(n)             Trustee             January 2006       Consultant - regulatory and
(born 11/29/41)                                                        compliance matters (since July
                                                                       2002); PricewaterhouseCoopers LLP
                                                                       (professional services firm),
                                                                       Partner (November 2000 until June
                                                                       2002)

Lawrence H. Cohn, M.D.          Trustee             August 1993        Brigham and Women's Hospital,
(born 3/11/37)                                                         Senior Cardiac Surgeon, Chief of
                                                                       Cardiac Surgery (until 2005);
                                                                       Harvard Medical School, Professor
                                                                       of Surgery; Brigham and Women's
                                                                       Hospital Physicians' Organization,
                                                                       Chair (2000 to 2004)

David H. Gunning                Trustee             January 2004       Cleveland-Cliffs Inc. (mining
(born 5/30/42)                                                         products and service provider),
                                                                       Vice Chairman/Director (since
                                                                       April 2001); Encinitos Ventures
                                                                       (private investment company),
                                                                       Principal (1997 to April 2001);
                                                                       Lincoln Electric Holdings, Inc.
                                                                       (welding equipment manufacturer),
                                                                       Director

William R. Gutow                Trustee             December 1993      Private investor and real estate
(born 9/27/41)                                                         consultant; Capitol Entertainment
                                                                       Management Company (video
                                                                       franchise), Vice Chairman

Michael Hegarty                 Trustee             December 2004      Retired; AXA Financial (financial
(born 12/21/44)                                                        services and insurance), Vice
                                                                       Chairman and Chief Operating
                                                                       Officer (until May 2001); The
                                                                       Equitable Life Assurance Society
                                                                       (insurance), President and Chief
                                                                       Operating Officer (until May 2001)

Lawrence T. Perera              Trustee             July 1981          Hemenway & Barnes (attorneys),
(born 6/23/35)                                                         Partner

J. Dale Sherratt                Trustee             August 1993        Insight Resources, Inc.
(born 9/23/38)                                                         (acquisition planning
                                                                       specialists), President; Wellfleet
                                                                       Investments (investor in health
                                                                       care companies), Managing General
                                                                       Partner (since 1993); Cambridge
                                                                       Nutraceuticals (professional
                                                                       nutritional products), Chief
                                                                       Executive Officer (until May 2001)

Laurie J. Thomsen               Trustee             March 2005         Private investor; Prism Venture
(born 8/05/57)                                                         Partners (venture capital), Co-
                                                                       founder and General Partner (until
                                                                       June 2004); St. Paul Travelers
                                                                       Companies (commercial property
                                                                       liability insurance), Director

Robert W. Uek                   Trustee             January 2006       Retired (since 1999);
(born 5/18/41)                                                         PricewaterhouseCoopers LLP
                                                                       (professional services firm),
                                                                       Partner (until 1999); Consultant
                                                                       to investment company industry
                                                                       (since 2000); TT International
                                                                       Funds (mutual fund complex),
                                                                       Trustee (2000 until 2005);
                                                                       Hillview Investment Trust II Funds
                                                                       (mutual fund complex), Trustee
                                                                       (2000 until 2005)

OFFICERS
Maria F. Dwyer(k)               President           November 2005      Massachusetts Financial Services
(born 12/01/58)                                                        Company, Executive Vice President
                                                                       and Chief Regulatory Officer
                                                                       (since March 2004); Fidelity
                                                                       Management & Research Company,
                                                                       Vice President (prior to March
                                                                       2004); Fidelity Group of Funds,
                                                                       President and Treasurer (prior to
                                                                       March 2004)

Tracy Atkinson(k)               Treasurer           September 2005     Massachusetts Financial Services
(born 12/30/64)                                                        Company, Senior Vice President
                                                                       (since September 2004);
                                                                       PricewaterhouseCoopers LLP,
                                                                       Partner (prior to September 2004)

Christopher R. Bohane(k)        Assistant           July 2005          Massachusetts Financial Services
(born 1/18/74)                  Secretary and                          Company, Vice President and Senior
                                Assistant Clerk                        Counsel (since April 2003);
                                                                       Kirkpatrick & Lockhart LLP (law
                                                                       firm), Associate (prior to April
                                                                       2003)

Ethan D. Corey(k)               Assistant           July 2005          Massachusetts Financial Services
(born 11/21/63)                 Secretary and                          Company, Special Counsel (since
                                Assistant Clerk                        December 2004); Dechert LLP (law
                                                                       firm), Counsel (prior to December
                                                                       2004)

David L. DiLorenzo(k)           Assistant           July 2005          Massachusetts Financial Services
(born 8/10/68)                  Treasurer                              Company, Vice President (since
                                                                       June 2005); JP Morgan Investor
                                                                       Services, Vice President (prior to
                                                                       June 2005)

Timothy M. Fagan(k)             Assistant           September 2005     Massachusetts Financial Services
(born 7/10/68)                  Secretary and                          Company, Vice President and Senior
                                Assistant Clerk                        Counsel (since September 2005);
                                                                       John Hancock Advisers, LLC, Vice
                                                                       President and Chief Compliance
                                                                       Officer (September 2004 to August
                                                                       2005), Senior Attorney (prior to
                                                                       September 2004); John Hancock
                                                                       Group of Funds, Vice President and
                                                                       Chief Compliance Officer
                                                                       (September 2004 to December 2004)

Mark D. Fischer(k)              Assistant           July 2005          Massachusetts Financial Services
(born 10/27/70)                 Treasurer                              Company, Vice President (since May
                                                                       2005); JP Morgan Investment
                                                                       Management Company, Vice President
                                                                       (prior to May 2005)

Brian E. Langenfeld(k)          Assistant           June 2006          Massachusetts Financial Services
(born 3/07/73)                  Secretary and                          Company, Assistant Vice President
                                Assistant Clerk                        and Counsel (since May 2006); John
                                                                       Hancock Advisers, LLC, Assistant
                                                                       Vice President and Counsel (May
                                                                       2005 to April 2006); John Hancock
                                                                       Advisers, LLC, Attorney and
                                                                       Assistant Secretary (prior to May
                                                                       2005)

Ellen Moynihan(k)               Assistant           April 1997         Massachusetts Financial Services
(born 11/13/57)                 Treasurer                              Company, Senior Vice President

Susan S. Newton(k)              Assistant           May 2005           Massachusetts Financial Services
(born 3/07/50)                  Secretary and                          Company, Senior Vice President and
                                Assistant Clerk                        Associate General Counsel (since
                                                                       April 2005); John Hancock
                                                                       Advisers, LLC, Senior Vice
                                                                       President, Secretary and Chief
                                                                       Legal Officer (prior to April
                                                                       2005); John Hancock Group of
                                                                       Funds, Senior Vice President,
                                                                       Secretary and Chief Legal Officer
                                                                       (prior to April 2005)

Susan A. Pereira(k)             Assistant           July 2005          Massachusetts Financial Services
(born 11/05/70)                 Secretary and                          Company, Vice President and Senior
                                Assistant Clerk                        Counsel (since June 2004); Bingham
                                                                       McCutchen LLP (law firm),
                                                                       Associate (prior to June 2004)

Mark N. Polebaum(k)             Secretary and       January 2006       Massachusetts Financial Services
(born 5/01/52)                  Clerk                                  Company, Executive Vice President,
                                                                       General Counsel and Secretary
                                                                       (since January 2006); Wilmer
                                                                       Cutler Pickering Hale and Dorr LLP
                                                                       (law firm), Partner (prior to
                                                                       January 2006)

Frank L. Tarantino              Independent Chief   June 2004          Tarantino LLC (provider of
(born 3/07/44)                  Compliance                             compliance services), Principal
                                Officer                                (since June 2004); CRA Business
                                                                       Strategies Group (consulting
                                                                       services), Executive Vice
                                                                       President (April 2003 to June
                                                                       2004); David L. Babson & Co.
                                                                       (investment adviser), Managing
                                                                       Director, Chief Administrative
                                                                       Officer and Director (prior to
                                                                       March 2003)

James O. Yost(k)                Assistant           September 1990     Massachusetts Financial Services
(born 6/12/60)                  Treasurer                              Company, Senior Vice President

------------
(h) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j) Directorships or trusteeships of companies required to report to the Securities and Exchange
    Commission (i.e., "public companies").
(k) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters.
    The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of
    $351,119.29.

The Trust held a shareholders' meeting in 2005 to elect Trustees, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Sherratt and Uek and Ms. Thomsen are members of the
Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2006, the Trustees served as board members of 98 funds within the MFS
Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.


-------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                      CUSTODIAN
Massachusetts Financial Services Company                State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741              225 Franklin Street, Boston, MA 02110

DISTRIBUTOR                                             INDEPENDENT REGISTERED PUBLIC
MFS Fund Distributors, Inc.                             ACCOUNTING FIRM
500 Boylston Street, Boston, MA                         Deloitte & Touche LLP
02116-3741                                              200 Berkeley Street, Boston, MA 02116

PORTFOLIO MANAGERS
Barry Dargan
Nicholas Smithie

BOARD REVIEW OF INVESTMENT

ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Fund's investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2006 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Fund's investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2005 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("MFS peer funds"), (ii) information provided by Lipper Inc. on the Fund's advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Fund, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund's total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund's Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2005, which the Trustees believed was a long enough period to reflect differing market conditions. The Fund's performance was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund's Class A shares was in the 4th quintile for each of the one and five-year periods ended December 31, 2005 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the ongoing substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year as to MFS' efforts to improve the Fund's performance, including the recent restructuring of responsibilities among MFS' senior investment management executives and changes to the portfolio management team in 2004 and 2005. In addition, the Trustees requested that they receive a separate update on the Fund's performance at each of their meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS' responses and efforts and plans to improve the investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one year period, but that they would closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund's advisory fee, the Trustees considered, among other information, the Fund's advisory fee and the total expense ratio of the Fund's Class A shares as a percentage of average net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS Fund Distributors, Inc. (MFD), an affiliate of MFS, currently observes a Class A 12b-1 fee waiver. The Trustees considered that, according to the Lipper data, the Fund's effective advisory fee rate was higher than the Lipper expense group median, and the Fund's total expense ratio (taking into account the Class A 12b-1 fee waiver) was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund's advisory fee rate schedule is currently subject to breakpoints that reduce the Fund's advisory fee rate on net assets over $1 billion and $2 billion. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the nature and quality of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser which also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFD. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund's behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly), and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund's investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2006.

A discussion regarding the Board's most recent review and renewal of the Fund's investment advisory agreement is available by clicking on the fund's name under "Select a fund" on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q may be reviewed and copied at the:

               Public Reference Room
               Securities and Exchange Commission
               100 F Street, NE, Room 1580
               Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-5850. The fund's Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2006 income tax forms in January 2007.

Income derived from foreign sources was $4,971,724. The fund intends to pass through foreign tax credits of $278,613 for the fiscal year.

MFS(R) PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

    o data from investment applications and other forms
    o share balances and transactional history with us, our affiliates, or others
    o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

WEB SITE                                  MAILING ADDRESS
mfs.com                                   MFS Service Center, Inc.
                                          P.O. Box 55824
MFS TALK                                  Boston, MA 02205-5824
1-800-637-8255
24 hours a day                            OVERNIGHT MAIL
                                          MFS Service Center, Inc.
ACCOUNT SERVICE AND                       500 Boylston Street
LITERATURE                                Boston, MA 02116-3741

SHAREHOLDERS
1-800-225-2606
8 a.m. to 8 p.m. ET

INVESTMENT PROFESSIONALS
1-800-343-2829
8 a.m. to 8 p.m. ET

RETIREMENT PLAN SERVICES
1-800-637-1255
8 a.m. to 8 p.m. ET

-------------------------------------------------------------------------------
Go paperless with eDELIVERY: Arrange to have MFS send prospectuses, reports,
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postage costs).

SIGN UP: If your account is registered with us, simply go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS TALK, MFS Access, and eDelivery may not be available to you.
-------------------------------------------------------------------------------

M F S(R)
INVESTMENT MANAGEMENT

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the "Code") that relates to an element of the Code's definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. Butler, and Uek and Ms. Thomsen are "independent" members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of
2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

ITEMS 4(a) THROUGH 4(d) AND 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP ("Deloitte") to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP ("E&Y") to serve in the same capacity to certain other series of the Registrant (the series referred to collectively as the "Funds" and singularly as a "Fund"). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds' investment adviser, Massachusetts Financial Services Company ("MFS") and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds ("MFS Related Entities").

For the fiscal years ended October 31, 2006 and 2005, audit fees billed to the Funds by Deloitte and E&Y were as follows:

                                                                 Audit Fees
           FEES BILLED BY DELOITTE:                          2006           2005
                                                             ----           ----
                MFS Global Growth Fund                     45,880         44,680

                                                                 Audit Fees
           FEES BILLED BY E&Y:                               2006           2005
                                                             ----           ----
                MFS Strategic Income Fund                  40,565         40,565

For the fiscal years ended October 31, 2006 and 2005, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

                                           Audit-Related Fees(1)              Tax Fees(2)               All Other Fees(3)
  FEES BILLED BY DELOITTE:                  2006           2005           2006          2005           2006           2005
                                            ----           ----           ----          ----           ----           ----
       To MFS Global Growth                      0              0         8,100          9,800              0             0
       Fund

       To MFS and MFS Related            1,047,925        959,191             0         62,000        276,806       830,675
       Entities of MFS Global
       Growth Fund*

  AGGREGATE FEES FOR NON-AUDIT
  SERVICES:
                                              2006                         2005
                                              ----                         ----

       To MFS Global Growth Fund,        1,461,016                    1,909,562
       MFS and MFS Related
       Entities#


                                        Audit-Related Fees(2)              Tax Fees(2)               All Other Fees(4)
  FEES BILLED BY E&Y:                       2006           2005           2006          2005           2006           2005
                                            ----           ----           ----          ----           ----           ----

       To MFS Strategic Income                   0              0         9,162         10,400            144         1,414
       Fund

       To MFS and MFS Related                    0              0        15,500              0              0       685,399
       Entities of  MFS Strategic
       Income Fund*


  AGGREGATE FEES FOR NON-AUDIT
  SERVICES:
                                            2006                         2005
                                            ----                         ----

       To MFS Strategic Income              99,175                      729,213
       Fund, MFS and MFS Related
       Entities#

  * This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
  # This amount reflects the aggregate fees billed by E&Y or Deloitte, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
(1) The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under
    "Audit Fees," including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.
(2) The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.
(3) The fees included under "All Other Fees" are fees for products and services provided by Deloitte other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees," including fees for services related to sales tax refunds, consultation on internal cost allocations, consultation on allocation of monies pursuant to an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, analysis of certain portfolio holdings versus investment styles, review of internal controls and review of Rule
    38a-1 compliance program.
(4) The fees included under "All Other Fees" are fees for products and services provided by E&Y other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees," including fees for the subscription to tax treatise and for services related to analysis of fund administrative expenses, compliance program and records management projects.

ITEM 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services: To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

ITEM 4(e)(2):
None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Funds and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

ITEM 4(f):  Not applicable.

ITEM 4(h): The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

    (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

    (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

                                     NOTICE

A copy of the Amended and Restated Declaration of Trust of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST VIII
             ------------------------------------------------------------------


By (Signature and Title)* MARIA F. DWYER
                          -----------------------------------------------------
                          Maria F. Dwyer, President

Date: December 21, 2006
      -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* MARIA F. DWYER
                          -----------------------------------------------------
                          Maria F. Dwyer, President (Principal Executive
                          Officer)

Date: December 21, 2006
      -----------------


By (Signature and Title)* TRACY ATKINSON
                          -----------------------------------------------------
                          Tracy Atkinson, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 21, 2006
      -----------------


* Print name and title of each signing officer under his or her signature.